As filed with the Securities and Exchange Commission on April 10, 2014

File Nos. 333-            ; 811-21593

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

KAYNE ANDERSON MLP INVESTMENT COMPANY

(Exact name of Registrant as Specified in Charter)

811 Main Street, 14th Floor

Houston, Texas 77002

(Address of Principal Executive Offices)

(713) 493-2020

Registrant’s Telephone Number, including Area Code

David J. Shladovsky

KA Fund Advisors, LLC

1800 Avenue of the Stars, Third Floor

Los Angeles, California 90067

(Name and Address of Agent for Service)

Copies of all communications to:

David A. Hearth, Esq.	John F. Della Grotta, Esq.
Paul Hastings LLP	Paul Hastings LLP
55 Second Street, 24th Floor	695 Town Center Drive
San Francisco, California 94105	Costa Mesa, California 92626

Calculation of Registration Fee under the Securities Act of 1933

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Series HH Floating Rate Senior Notes	$75,000,000	N/A	$75,000,000	$9,660(1)

(1)	$9,660 transmitted via federal wire transfer (reference no. 0407B1QGC02C005161)

The information in this prospectus is not complete and may be changed. We may not sell these securities or accept any offer to buy these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state in which such offer, solicitation or sale is not permitted.

Subject to completion, dated April 10, 2014

PROSPECTUS

$75,000,000

KAYNE ANDERSON MLP INVESTMENT COMPANY

Offer to exchange our Series HH Floating Rate Senior Notes due August 19, 2016 that will bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and will be reset quarterly, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of our outstanding unregistered Series HH Floating Rate Senior Notes due August 19, 2016 that bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly, issued on February 7, 2014.

The exchange offer and withdrawal rights will expire at 12:00 midnight, New York City time,

on             , 2014 (the 20th business day following the date of this prospectus), unless extended.

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is offering to exchange $75,000,000 aggregate principal amount of our new Series HH Floating Rate Senior Notes due August 19, 2016, that will bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and will be reset quarterly, which have been registered under the Securities Act, referred to in this prospectus as the “New Notes,” for any and all of our outstanding Series HH Floating Rate Senior Notes due August 19, 2016 issued on February 7, 2014, referred to in this prospectus as the “Old Notes.” The New Notes and the Old Notes are collectively referred to in this prospectus as the “Notes.”

We issued the Old Notes on February 7, 2014 in a transaction not requiring registration under the Securities Act. We are offering you New Notes, with terms substantially identical to those of the Old Notes, in exchange for Old Notes in order to satisfy our registration obligations from that previous transaction. If you fail to tender your Old Notes, you will continue to hold unregistered notes that you will not be able to transfer freely.

See “Risk Factors” starting on page 6 of this prospectus for a discussion of risks associated with the exchange of Old Notes for the New Notes offered hereby.

We will exchange New Notes for all Old Notes that are validly tendered and not withdrawn before expiration of the exchange offer. You may withdraw tenders of Old Notes at any time prior to the expiration of the exchange offer. The exchange procedure is more fully described in “The Exchange Offer—Procedures for Tendering.”

The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the transfer restrictions and registration rights applicable to the Old Notes do not apply to the New Notes. See “Description of the New Notes” for more details on the terms of the New Notes.

We will not receive any proceeds from the exchange offer.

There is no established trading market for the New Notes or the Old Notes.

Each broker-dealer that receives New Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the effective date of this registration statement, it will make this prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

The exchange of Old Notes for New Notes should not be a taxable event for United States federal income tax purposes. See “Certain United States Federal Income Tax Considerations.” All broker-dealers must comply with the registration and prospectus delivery requirements of the Securities Act. See “Plan of Distribution.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

            , 2014

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the New Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus contains summaries of material terms of certain documents and refers you to certain documents that we have filed with the Securities and Exchange Commission (the “SEC”). A Statement of Additional Information, dated                 , 2014 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.

You may request a free copy of our SAI, the table of contents of which is on page 101 of this prospectus and our annual, semi-annual and quarterly reports to stockholders (when available), and request other information or make stockholder inquiries, in each case by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at http://www.kaynefunds.com. The information contained in, or accessed through our website does not form part of this prospectus.

In order to obtain timely delivery of such materials, you must request information from us no later than five business days prior to the expiration of the exchange offer.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the year ended November 30, 2013. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-14 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

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SUMMARY

This summary highlights selected information from this prospectus and is therefore qualified in its entirely by the more detailed information appearing elsewhere, or incorporated by reference, in this prospectus. It may not contain all the information that is important to you. We urge you to read carefully this entire prospectus and the other documents to which it refers to understand fully the terms of the Notes. References in this prospectus to “the Company,” “we,” “us,” “our” and” “ours” refer to Kayne Anderson MLP Investment Company unless the context otherwise requires.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the 1940 Act. Our investment objective is to obtain after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” Our principal office is located at 811 Main Street, 14th Floor, Houston, Texas 77002, and our telephone number is (713) 493-2020.

We began investment activities in September 2004 following our initial public offering. As of February 28, 2014, we had net assets applicable to our common stock of approximately $3.8 billion and total assets of approximately $6.6 billion. As of February 28, 2014 we had $1.2 billion in Senior Notes outstanding and $449 million in preferred stock outstanding.

Recent Developments

On August 22, 2013, we completed a private offering of $175 million aggregate principal amount of our Series HH Floating Rate Senior Notes which bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly, due August 19, 2016 (the “Initial HH Notes”). As part of that offering, we entered into a registration rights agreement with an initial purchaser of the notes in which we agreed, among other things, to commence and complete an offer to exchange the Initial HH Notes which have been registered under the Securities Act (the “Initial New Notes”), for any and all of our outstanding unregistered Initial HH Notes (the “Initial Old Notes”). The terms of the Initial New Notes were identical in all material respects to those of the Initial Old Notes, except that the transfer restrictions and registration rights applicable to the Initial Old Notes did not apply to the Initial New Notes. That exchange offer commenced on December 12, 2013 and ended on January 10, 2014.

On February 18, 2014, we entered into a new $150 million unsecured term loan credit facility with Sumitomo Mitsui Banking Corporation. Borrowings under the facility will bear interest at a rate of LIBOR plus 1.30% and may be prepaid at any time. We may make multiple borrowings under the facility at any time during the first year of this facility’s term. On February 18, 2015, the unused portion of the commitment will terminate, and any borrowings outstanding at that time will remain outstanding until the facility matures on February 18, 2019, unless prepaid. As of February 28, 2014, there were no borrowings outstanding under the facility.

On February 25, 2014, we completed a public offering of 8,000,000 shares of common stock at a price of $37.05 per share. The net proceeds of $284.9 million were used to make additional portfolio investments that are consistent with our investment objective and policies and for general corporate purposes.

On March 28, 2014, we entered into a Controlled Equity OfferingSM Sales Agreement with Cantor Fitzgerald & Co. pursuant to which we could offer and sell our shares of common stock in transactions deemed to be “at-the-market” having an aggregate sales price of up to $50 million.

The Exchange Offer

On February 7, 2014, we issued an additional $75 million aggregate principal amount of our Series HH Floating Rate Senior Notes which bear interest at a rate of three-month LIBOR plus 1.25% (the “Follow-on Notes” and together with the Initial HH Notes, the “Series HH Notes”) and priced to yield an effective interest rate of LIBOR plus 1.15% and reset quarterly (the “Follow-on Offering”). A portion of the proceeds from the Follow-on Offering ($50 million) was used to redeem our Series N Senior Notes. The Follow-on Notes are an additional issuance of the Initial HH Notes, are issued pursuant to the same indenture and are part of the same series. As part of the Follow-on Offering, we entered into a registration rights agreement with an initial purchaser of the Old Notes in which we agreed, among other things, to deliver this prospectus to you and to complete an exchange offer for the Old Notes. Below is a summary of the exchange offer.

Old Notes	Series HH Floating Rate Senior Notes which bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly, due August 19, 2016, originally issued on February 7, 2014.

New Notes	Notes of the same series, the issuance of which has been registered under the Securities Act. The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the transfer restrictions and registration rights relating to the Old Notes do not apply to the New Notes.
Terms of the Offer

We are offering to exchange a like amount of New Notes for our Old Notes in denominations of $100,000 in principal amount and integral multiples of $100,000 in excess thereof. In order to be exchanged, an Old Note must be properly tendered and accepted. All Old Notes that are validly tendered and not withdrawn will be exchanged. As of the date of this prospectus, there are $75,000,000 aggregate principal amount of Old Notes outstanding. We will issue New Notes promptly after the expiration of the exchange offer.

Expiration Time	The exchange offer will expire at 12:00 midnight, New York City time, on , 2014 (the 20th business day following the date of this prospectus), unless extended.

Procedures for Tendering	To tender Old Notes, you must complete and sign a letter of transmittal in accordance with the instructions contained in it and forward it by mail, facsimile or hand delivery, together with any other documents required by the letter of transmittal, to the exchange agent, either with the Old Notes to be tendered or in compliance with the specified procedures for guaranteed delivery of Old Notes. Certain brokers, dealers, commercial banks, trust companies and other nominees may also effect tenders by book-entry transfer. Holders of Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee are urged to contact such person promptly if they wish to tender Old Notes pursuant to the exchange offer. See “The Exchange Offer—Procedures for Tendering.”

Letters of transmittal and certificates representing Old Notes should not be sent to us. Such documents should be sent only to the exchange agent. Questions regarding how to tender and requests for information should be directed to the exchange agent. See “The Exchange Offer—Exchange Agent.”

Acceptance of Old Notes for Exchange; Issuance of New Notes	Subject to the conditions stated in “The Exchange Offer—Conditions to the Exchange Offer,” we will accept for exchange any and all Old Notes that are properly tendered in the exchange offer before the expiration time. The New Notes will be delivered promptly after the expiration time.

Interest payments on the New Notes	The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes. If your Old Notes are accepted for exchange, then you will receive interest on the New Notes and not on the Old Notes.

Withdrawal Rights	You may withdraw your tender at any time before the expiration time.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions. We may assert or waive these conditions in our sole discretion. If we materially change the terms of the exchange offer, we will resolicit tenders of the Old Notes. See “The Exchange Offer—Conditions to the Exchange Offer” for more information.

Resales of New Notes	Based on interpretations by the staff of the SEC, as detailed in a series of no-action letters issued by the SEC to third parties, we believe that the New Notes issued in the exchange offer may be offered for resale, resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act as long as:

—       you are acquiring the New Notes in the ordinary course of your business;

—       you are not participating, do not intend to participate and have no arrangement or understanding with any person to participate in a distribution of the New Notes;

—       you are not an “affiliate” of ours; and

—       you are not a broker-dealer that acquired any of its Old Notes directly from us.

If you fail to satisfy any of the foregoing conditions, you will not be permitted to tender your Old Notes in the exchange offer and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of your Old Notes unless such sale is made pursuant to an exemption from such requirements.

Each broker or dealer that receives New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any offer to resell, resale or other transfer of the New Notes issued in the exchange offer, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the New Notes.

See “The Exchange Offer—Resales of New Notes.”

Consequences of Not Exchanging Old Notes	If you do not exchange your Old Notes in the exchange offer, you will continue to be subject to the restrictions on transfer described in the legend on your Old Notes. In general, you may offer or sell your Old Notes only:

—        if they are registered under the Securities Act and applicable state securities laws;

—        if they are offered or sold under an exemption from registration under the Securities Act and applicable state securities laws; or

—        if they are offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

Although your Old Notes will continue to accrue interest, they will generally retain no rights under the registration rights agreement. We currently do not intend to register the Old Notes under the Securities Act. Under some circumstances, holders of the Old Notes, including holders who are not permitted to participate in the exchange offer or who may not freely sell New Notes received in the exchange offer, may require us to file, and to cause to become effective, a shelf registration statement covering resales of the Old Notes by these holders. For more information regarding the consequences of not tendering your Old Notes and our obligations to file a shelf registration statement, see “The Exchange Offer—Consequences of Exchanging or Failing to Exchange the Old Notes” and “The Exchange Offer—Registration Rights Agreement.”

Exchange Agent	The Bank of New York Mellon Trust Company, N.A. is serving as the exchange agent in connection with the exchange offer. The address and telephone and facsimile numbers of the exchange agent are listed under the heading “Exchange Offer—Exchange Agent.”

The New Notes

The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the transfer restrictions and registration rights applicable to the Old Notes do not apply to the New Notes. The New Notes will evidence the same debt as the Old Notes and will be governed by the same indenture which also will be the indenture for the Series HH Notes. Where we refer to “Notes” in this prospectus, we are referring to both the Old Notes and the New Notes. The “Description of the New Notes” section of this prospectus contains a more detailed description of the terms and conditions of the New Notes.

Issuer	Kayne Anderson MLP Investment Company.

New Notes Offered	$75,000,000 aggregate principal amount of floating rate senior notes due August 19, 2016.

Offering Price	100.232% plus accrued interest, if any from March 19, 2014.

Maturity	August 19, 2016.

Interest Formula	The New Notes will bear interest at a floating rate per annum equal to the Adjusted LIBOR Rate (which is equal to 3-month LIBOR plus 1.25%). Interest rates on the New Notes will be reset quarterly.

If any rating on the New Notes declines below “A-” by Fitch or less than its equivalent by any other NRSRO or the equivalent rating by another Rating Agency (as defined herein under “Description of the New Notes — Certain Definitions — Rating Agency”), the Adjusted LIBOR Rate shall increase by 1.00% per annum, for so long as the New Notes maintain any rating below the “A-” or equivalent rating.

Interest Payment Dates	The 19th day of each of March, June, September and December.

Interest Reset Dates	Quarterly, on the 19th day of each of March, June, September and December.

Interest Determination Dates	Second London Business Day immediately preceding the first day of the relevant interest period.

Interest Payments on the New Notes	The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes for which they were exchanged. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date through which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment for accrued interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the Old Notes.

Ranking	The New Notes will be senior unsecured obligations and will rank equally and ratably (pari passu) in right of payment with any of our existing or future senior unsecured debt, including our Credit Facility. The New Notes will be senior to any common or preferred stock issued by us. As of February 28, 2014, we had total senior unsecured indebtedness outstanding of $1.2 billion.

We have the ability to have up to 5% of our total assets in secured debt and not have such indebtedness be considered a senior security if such debt is for temporary purposes (i.e., to be repaid within 60 days and is not extended or renewed). As of February 28, 2014, we did not have any secured debt outstanding.

Optional Prepayment of the New Notes	We may, at our option, prepay at any time all or any part of the New Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment and a prepayment premium equal to 2% of the principal amount so repaid.

Prepayment of the New Notes 90 Days Prior to Maturity at Par	We may, within 90 days prior to the final maturity date, at our option, prepay all or any part of the New Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment.

Special Optional Prepayment During Extended 10-Day Period	In the event we are not in compliance with either (a) the covenant to satisfy the rating agency Basic Maintenance Test or (b) the covenant to maintain 1940 Act asset coverage ratios, we have a 30-day period to cure such default. Such 30-day period can be extended 10 days if, prior to the end of the 30-day period, we give notice of a prepayment of such principal amount of New Notes and any of our other senior securities representing indebtedness sufficient to cure such default at 100% of the principal amount so prepaid, together with interest thereon to the date of repayment, and a prepayment premium equal to 1% of the principal amount so repaid.

In the event that we make a prepayment during such extended 10-day period, the principal amount of the New Notes and other senior securities representing indebtedness to be prepaid shall be allocated among all of the New Notes and other senior securities at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Further, the amount of the New Notes and the other senior securities representing indebtedness to be prepaid shall at no time exceed an amount necessary for us to be in pro forma compliance with the rating agency Basic Maintenance Test and the 1940 Act asset coverage ratios pro forma for such prepayment.

Certain Covenants	The New Notes will be issued under the Indenture containing covenants requiring us to:

— have asset coverage ratios at or above minimums required by the 1940 Act; and

— maintain a current rating by an NRSRO; maintain a rating of no less than “BBB-” by any NRSRO rating the New Notes.

Such Indenture will also contain covenants limiting our ability to:

— engage in transactions with affiliates;

— consolidate, merge or transfer all or substantially all of our assets;

— declare or pay dividends on, redeem or repurchase our capital stock, under certain circumstances;

— create or designate subsidiaries; and

— create certain liens or incur additional debt secured by liens.

These covenants are subject to a number of important limitations and exceptions. See “Description of the New Notes — Selected Indenture Covenants.”

No Prior Market	There is currently no established trading market for the New Notes. We cannot assure you that a liquid market for the New Notes will develop or be maintained. We do not intend to apply for a listing of the New Notes on any securities exchange or an automated dealer quotation system.

Form and Denominations	The New Notes when issued and sold pursuant to the terms of the Indenture, will be issued without coupons and in minimum denominations of $100,000 and in integral multiples of $100,000 in excess thereof, unless provided in the indenture.

Book Entry; Delivery and Form	The New Notes will be represented by one or more permanent global notes in fully registered book-entry form deposited with the Trustee (as defined below) as custodian for, and registered in the name of, a nominee of The Depository Trust Company, or DTC, as Depository. The New Notes shall have the same CUSIP number as the Initial New Notes. See “Description of the New Notes — Book-Entry; Delivery and Form.”

Governing Law	New York.

Trustee, Registrar, Paying Agent and Calculation Agent	The Bank of New York Mellon Trust Company, N.A.

RISK FACTORS

Before tendering the Old Notes, prospective participants in the exchange offer should carefully consider the discussions of cautionary factors describing risks related to the New Notes and risks relating to our business and an investment in our securities. The risks and uncertainties described below are not the only risks and uncertainties that we face. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI. We cannot predict future risks or estimate the extent to which they may affect our financial performance.

Risks Related to the New Notes

An active trading market for the New Notes may not develop.

There is no existing trading market for the New Notes. We do not intend to apply for listing of the New Notes on any securities exchange or for quotation through any automated dealer quotation system. Even if a trading market for the New Notes develops, the liquidity of any market for such New Notes will depend upon the number of holders of the New Notes, our performance, the market for similar securities, the interest of securities dealers in making a market in the New Notes and other factors. Accordingly, no assurance can be given as to the liquidity of, or adequate trading markets for, the New Notes.

Our credit ratings may not reflect all risks of an investment in the New Notes.

The credit ratings of the New Notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or trading value of, the New Notes, In addition, real or anticipated changes in our credit ratings will generally affect any trading market for, or trading value of, the New Notes. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

Unsecured Investment Risk to Holders of the New Notes

The New Notes represent our unsecured obligation to pay interest and principal when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the New Notes when due or to repay the New Notes at their stated maturity. Our failure to pay interest on the New Notes when due or to repay the New Notes upon their stated maturity would, subject to the cure provisions under the indenture pursuant to which they are issued, constitute an event of default under the indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the New Notes, and at their stated maturity, the entire outstanding principal amount of the New Notes will become due and payable. See “Description of the New Notes — Selected Indenture Covenants — Sinking Fund.”

Decline in Asset Value Risk

A material decline in the value of our assets may impair our ability to maintain required levels of asset coverage for our senior securities.

Holders of the New Notes May Be Subordinated to Other Debt

The indenture governing the New Notes permits us, in certain circumstances, to incur up to 5% of total assets in secured indebtedness. The New Notes are effectively subordinated in right of payment to our secured indebtedness, if any, or other secured obligations to the extent of the value of the assets that secure such indebtedness or obligation. In the event of our bankruptcy, liquidation or reorganization or upon acceleration of the New Notes, payment on the New Notes will occur after our secured indebtedness, if any, is repaid. In these circumstances, holders of obligations secured by liens on collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before holders of the New Notes, who will only have an unsecured claim against our remaining assets, if any.

Risks Related to the Exchange Offer

You may have difficulty selling the Old Notes you do not exchange.

If you do not exchange your Old Notes for New Notes in the exchange offer, you will continue to be subject to the restrictions on transfer of your Old Notes as described in the legend on the global note representing the Old Notes. There are restrictions on transfer of your Old Notes because we issued the Old Notes under an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may offer or sell the Old Notes only if they are registered under the Securities Act and applicable state securities laws or offered and sold under an exemption from, or in a transaction not subject to, these requirements. If a holder of Old Notes was eligible to participate in the exchange offer and did not do so, we do not intend to register any Old Notes held by such holder and, upon consummation of the exchange offer, you will not be entitled to any rights to have your untendered Old Notes registered under the Securities Act. In addition, the trading market, if any, for the remaining Old Notes will be adversely affected depending on the extent to which Old Notes are tendered and accepted in the exchange offer.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Old Notes in the exchange offer for the purpose of participating in a distribution of the New Notes or (2) resells New Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the New Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive New Notes in the exchange offer if the exchange offer procedure is not followed.

We will issue the New Notes in exchange for your Old Notes only if you tender the Old Notes and deliver a properly completed and duly executed letter of transmittal and other required documents before expiration of the exchange offer. You should allow sufficient time to ensure timely delivery of the necessary documents. Neither the exchange agent nor we are under any duty to give notification of defects or irregularities with respect to the tenders of Old Notes for exchange. If you are the beneficial holder of Old Notes that are registered in the name of your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender in the exchange offer, you should promptly contact the person in whose name your Old Notes are registered and instruct that person to tender on your behalf.

Risks Related to Our Business and Investments in Our Securities

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Investors in MLPs, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unitholders and the general partner, including those arising from incentive distribution payments.

Energy Sector Risk

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk. MLPs and other Energy Companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; volumes of imports or exports; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk. The operations and financial performance of MLPs and other Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Energy Companies.

Regulatory Risk. MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico, onshore oil pipeline spills or spills attributable to railroad accidents may adversely affect the financial performance of MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing or the disposal of wastewater associated with hydraulic fracturing and production from unconventional reserves may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and other Energy Companies.

The operation of energy assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

The EPA and federal, state and local governmental agencies may enact laws that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. Increased regulatory scrutiny of disposal of wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities. While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. MLPs and Midstream Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of MLPs and Midstream Energy Companies.

There is an inherent risk that MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance or recover these costs in the rates it charges customers.

Depletion Risk. Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and other Midstream Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Industry Specific Risks

MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry they serve.

Midstream. MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Marine Transportation. MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in our portfolio.

Coal. MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Exploration and production. MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow. Further, the U.S. royalty trusts in which we invest have a finite amount of assets and cannot develop additional resources. Consequently, production and cash flow for these companies will decline over time.

Propane. MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Refining. MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets.

Other. MLPs and other Energy Companies that operate other energy related assets are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets. Examples of such types of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process whereby propane is turned into propylene, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer.

Tax Risks of Investing in Equity Securities of MLPs

Tax Risk of MLPs. Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain), which would reduce the amount of cash flow we have to pay interest expense and dividends on our senior securities. Additionally, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to us, likely causing a decline in the value of our assets and a reduction in the asset coverage ratios for our senior securities.

Recent legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. We cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of February 28, 2014, we held investments in approximately 66 issuers.

As of February 28, 2014, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of February 28, 2014, there were 114 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Catastrophic Event Risk. MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the 2010 Macondo oil spill) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Acquisition Risk. The abilities of MLPs and other Midstream Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Midstream Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and other Midstream Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Dependence on Limited Number of MLP Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to stockholders could therefore be materially adversely affected.

Political Instability Risk. MLPs and other Midstream Energy Companies in which we may invest are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of MLPs and other Midstream Energy Companies, particularly marine transportation companies, in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of MLPs and other Midstream Energy Companies, even those that operate solely in North America.

Weather Risks. Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs and other Midstream Energy Companies. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other Midstream Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last decade, demonstrate that no amount of preparation can protect an MLP or Midstream Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Midstream Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs. Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

Concentration Risk

Our investments are concentrated in the energy sector. The focus of our portfolio on specific industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Many of the securities in which we invest pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of MLPs and other Midstream Energy Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Capital Markets Risk

Global financial markets and economic conditions have been, and continue to be, volatile. As a result of this, MLPs and other Midstream Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all when market conditions are most volatile. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Midstream Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and other

Midstream Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Risk of Conflicting Transactions by the Investment Advisor

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

A substantial percentage of our assets will be invested in equity securities of MLPs and other Midstream Energy Companies. Such securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies”.

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2013, we purchased put options and wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2013. In prior years, we have written covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2013. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. As of February 28, 2014, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 56.7% of our net asset value as of February 28,

2014). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of February 28, 2014, our Leverage Instruments represented approximately 24.8% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of February 28, 2014, we had $1,200 million of Senior Notes outstanding, and had no borrowings under our revolving credit facility. As of February 28, 2014, we had outstanding 4,160,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Shares ($104 million aggregate liquidation preference), 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference), 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference), 4,800,000 shares of Series E MRP Shares ($120 million aggregate liquidation preference), 5,000,000 shares of Series F MRP Shares ($125 million aggregate liquidation preference) and 2,000,000 Series G MRP Shares ($50 million aggregate liquidation preference). Our revolving credit facility has a term of three years and matures on March 4, 2016. Our Senior Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2014 to 2025. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Senior Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Our Series P, U and HH Notes pay interest expense based on short-term interest rates and our interest expense on borrowings under our credit facility is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we may manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Deferred Tax Risks. As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes. See “Tax Matters.”

Deferred Tax Risks of Investing in our Securities. A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders. See “Tax Matters.”

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF.” In addition to closed-end investment companies, KAFA also manages two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, and two accounts owned by insurance companies which together had approximately $1.4 billion in combined total assets as of February 28, 2014, and KACALP manages several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated

Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, we do not consider ourself to be an affiliate if we own more than 5% of such partnership’s common units.

As of February 28, 2014, we believe that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered our affiliate.

As of February 28, 2014, we also considered Plains GP Holdings, L.P. (“Plains GP”), Plains All American GP LLC (“PAA GP”), and Plains All American Pipeline, L.P. (“PAA”) to be affiliates. Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) Plains GP and (ii) PAA GP, which controls the general partner of PAA. Members of senior management of KACALP and KAFA, various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in PAA GP (which is exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP, PAA GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and PAA GP.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of MarkWest Energy Partners, L.P., Plains GP, PAA GP and PAA may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”) member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Securities.”

Additional Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of February 28, 2014 was $36.55 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of February 28, 2014 were $34.69 and 5.4%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of senior notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Securities.”

Additional Risks Related to Our Senior Securities

An investment in our preferred stock or debt securities is subject to the following additional risks:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that any of our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we otherwise would not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Ratings and Asset Coverage Risk. Rating agencies have in the past, and may in the future, downgrade the ratings assigned to our senior securities, which may make your securities less liquid in the secondary market. Fitch has assigned a rating of “AAA” to all of our outstanding series of Senior Notes. Fitch has also assigned a rating of “AA” to all of our outstanding MRP Shares.

A rating may not fully or accurately reflect all of the risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that senior securities offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding MRP Shares and Senior Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Senior Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Senior Notes, any debt securities and our preferred stock.

We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Senior Leverage Risk. Because we have outstanding Borrowings and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends on our preferred stock unless we satisfy certain conditions.

We are also prohibited from declaring, paying or making any distributions on common stock unless we satisfy certain conditions. See “Description of Securities—Preferred Stock—Limitations on Distributions.”

Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Securities—Preferred Stock—Limitations on Distributions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

Our Senior Notes are unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

—	our operating results;

—	our business prospects;

—	our existing investments and our expected investments;

—	our contractual arrangements and relationships with third parties;

—	the dependence of our future success on the general economy and its impact on the industries in which we invest;

—	our ability to source favorable private investments;

—	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

—	our use of financial leverage and expected financings;

—	our tax status;

—	the tax status of the MLPs in which we intend to invest;

—	the adequacy of our cash resources and working capital; and

—	the timing and amount of distributions, dividends and interest income from the MLPs and other Midstream Energy Companies in which we invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

USE OF PROCEEDS

We will not receive any proceeds from the exchange offer. In consideration for issuing the New Notes, we will receive in exchange Old Notes of like principal amount. The Old Notes surrendered in exchange for the New Notes will be retired and canceled. We will pay all expenses incident to the exchange offer.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

In connection with the sale of the Old Notes, we entered into a registration rights agreement with the initial purchaser of the Old Notes, pursuant to which we agreed to file a registration statement with the SEC relating to the exchange offer within 120 days of the settlement date of the Old Notes. We also agreed to use our reasonable best efforts to cause the registration statement to become effective with the SEC within 180 days of the settlement date of the Old Notes and to commence and use our reasonable best efforts to consummate this exchange offer within 30 days after the registration statement is declared effective. We are making the exchange offer to fulfill our contractual obligations under that agreement. A copy of the registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

The exchange offer is not being made to holders of Old Notes in any jurisdiction where the exchange would not comply with the securities or blue sky laws of such jurisdiction.

Pursuant to the exchange offer, we will issue the New Notes in exchange for Old Notes. The terms of the New Notes are identical in all material respects to those of the Old Notes, except that the New Notes (1) have been registered under the Securities Act and therefore will not be subject to certain restrictions on transfer applicable to the Old Notes and (2) will not have registration rights or provide for any increase in the interest rate related to the obligation to register. See “Description of the New Notes” and “Description of the Old Notes” for more information on the terms of the respective notes and the differences between them.

We are not making the exchange offer to, and will not accept tenders for exchange from, holders of Old Notes in any jurisdiction in which an exchange offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction. Unless the context requires otherwise, the term “holder” means any person in whose name the Old Notes are registered on our books or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Old Notes are held of record by The Depository Trust Company, or DTC, who desires to deliver such Old Notes by book-entry transfer at DTC.

We make no recommendation to the holders of Old Notes as to whether to tender or refrain from tendering all or any portion of their Old Notes pursuant to the exchange offer. In addition, no one has been authorized to make any such recommendation. Holders of Old Notes must make their own decision whether to tender pursuant to the exchange offer and, if so, the aggregate amount of Old Notes to tender after reading this prospectus and the letter of transmittal and consulting with their advisers, if any, based on their own financial position and requirements.

Terms of the Exchange

Upon the terms and conditions described in this prospectus and in the accompanying letter of transmittal, which together constitute the exchange offer, we will accept for exchange Old Notes that are properly tendered at or before the expiration time and not withdrawn as permitted below. As of the date of this prospectus, $75,000,000 aggregate principal amount of Old Notes which bear interest at a floating rate per annum equal to 3-month LIBOR plus 1.25% and reset quarterly are outstanding. This prospectus, together with the letter of transmittal, is first being sent on or about the date on the cover page of the prospectus to all holders of Old Notes known to us. Old Notes tendered in the exchange offer must be in denominations of principal amount of $100,000 and any integral multiple of $100,000 in excess thereof.

Our acceptance of the tender of Old Notes by a tendering holder will form a binding agreement between the tendering holder and us upon the terms and subject to the conditions provided in this prospectus and in the accompanying letter of transmittal.

Expiration, Extension and Amendment

The expiration time of the exchange offer is 12:00 midnight, New York City time, on            , 2014 (the 20th business day following the date of this prospectus). However, we may, in our sole discretion, extend the period of time for which the exchange offer is open and set a later expiration time. The term “expiration time” as used herein means the latest time and date to which we extend the exchange offer. If we decide to extend the exchange offer period, we will then delay acceptance of any Old Notes by giving oral or written notice of an extension to the holders of Old Notes as described below. During any extension period, all Old Notes previously tendered will remain subject to the exchange offer and may be accepted for exchange by us. Any Old Notes not accepted for exchange will be returned to the tendering holder after the expiration or termination of the exchange offer.

Our obligation to accept Old Notes for exchange in the exchange offer is subject to the conditions described below under “—Conditions to the Exchange Offer.” We may decide to waive any of the conditions in our discretion. Furthermore, we reserve the right to amend or terminate the exchange offer, and not to accept for exchange any Old Notes not previously accepted for exchange, upon the occurrence of any of the conditions of the exchange offer specified below under the same heading. We will give oral or written notice of any extension, amendment, non-acceptance or termination to the holders of the Old Notes as promptly as practicable. If we materially change the terms of the exchange offer, we will resolicit tenders of the Old Notes, file a post-effective amendment to the prospectus and provide notice to you. If the change is made less than five business days before the expiration of the exchange offer, we will extend the offer so that the holders have at least five business days to tender or withdraw. We will notify you of any extension by means of a press release or other public announcement no later than 9:00 A.M., New York City time, on the first business day after the previously scheduled expiration time.

Procedures for Tendering

Valid Tender

Except as described below, a tendering holder must, prior to the expiration time, transmit to The Bank of New York Mellon Trust Company, N.A., the exchange agent, at the address listed under the heading “—Exchange Agent”:

—	a properly completed and duly executed letter of transmittal, including all other documents required by the letter of transmittal; or

—	if Old Notes are tendered in accordance with the book-entry procedures listed below, an agent’s message.

In addition, a tendering holder must:

—	deliver certificates, if any, for the Old Notes to the exchange agent at or before the expiration time; or

—

deliver a timely confirmation of book-entry transfer of the Old Notes into the exchange agent’s account at DTC, the book-entry transfer facility, along with the letter of transmittal or an agent’s message; or

—	comply with the guaranteed delivery procedures described below.

The term “agent’s message” means a message, transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation that states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that we may enforce the letter of transmittal against this holder.

If the letter of transmittal is signed by a person other than the registered holder of Old Notes, the letter of transmittal must be accompanied by a written instrument of transfer or exchange in satisfactory form duly executed by the registered holder with the signature guaranteed by an eligible institution. The Old Notes must be endorsed or accompanied by appropriate powers of attorney. In either case, the Old Notes must be signed exactly as the name of any registered holder appears on the Old Notes.

If the letter of transmittal or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, these persons should so indicate when signing. Unless waived by us, proper evidence satisfactory to us of their authority to so act must be submitted.

By tendering, each holder will represent to us that, among other things, the New Notes are being acquired in the ordinary course of business of the person receiving the New Notes, whether or not that person is the holder, and neither the holder nor the other person has any arrangement or understanding with any person to participate in the distribution of the New Notes. In the case of a holder that is not a broker-dealer, that holder, by tendering, will also represent to us that the holder is not engaged in and does not intend to engage in a distribution of the New Notes.

The method of delivery of Old Notes, letters of transmittal and all other required documents is at your election and risk. If the delivery is by mail, we recommend that you use registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. You should not send letters of transmittal or Old Notes to us.

If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, and wish to tender, you should promptly instruct the registered holder to tender on your behalf. Any registered holder that is a participant in DTC’s book-entry transfer facility system may make book-entry delivery of the Old Notes by causing DTC to transfer the Old Notes into the exchange agent’s account, including by means of DTC’s Automated Tender Offer Program.

Signature Guarantees

Signatures on a letter of transmittal or a notice of withdrawal must be guaranteed, unless the Old Notes surrendered for exchange are tendered:

—	by a registered holder of the Old Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the letter of transmittal, or

—	for the account of an “eligible institution.”

If signatures on a letter of transmittal or a notice of withdrawal are required to be guaranteed, the guarantees must be by an “eligible institution.” An “eligible institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the Notes in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

Book-Entry Transfer

The exchange agent will make a request to establish an account for the Old Notes at DTC for purposes of the exchange offer within two business days after the date of this prospectus. Any financial institution that is a participant in DTC’s systems must make book-entry delivery of Old Notes by causing DTC to transfer those Old Notes into the exchange agent’s account at DTC in accordance with DTC’s procedure for transfer. The participant should transmit its acceptance to DTC at or prior to the expiration time or comply with the guaranteed delivery procedures described below. DTC will verify this acceptance, execute a book-entry transfer of the tendered Old Notes into the exchange agent’s account at DTC and then send to the exchange agent confirmation of this book-entry transfer. The confirmation of this book-entry transfer will include an agent’s message confirming that DTC has received an express acknowledgment from this participant that this participant has received and agrees to be bound by the letter of transmittal and that we may enforce the letter of transmittal against this participant.

Delivery of New Notes issued in the exchange offer may be effected through book-entry transfer at DTC. However, the letter of transmittal or facsimile of it or an agent’s message, with any required signature guarantees and any other required documents, must:

—	be transmitted to and received by the exchange agent at the address listed under “—Exchange Agent” at or prior to the expiration time; or

—	comply with the guaranteed delivery procedures described below.

Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the exchange agent.

Guaranteed Delivery

If a registered holder of Old Notes desires to tender the Old Notes, and the Old Notes are not immediately available, or time will not permit the holder’s Old Notes or other required documents to reach the exchange agent before the expiration time, or the procedure for book-entry transfer described above cannot be completed on a timely basis, a tender may nonetheless be made if:

—	the tender is made through an eligible institution;

—

prior to the expiration time, the exchange agent received from an eligible institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by us, by facsimile transmission, mail or hand delivery;

1.	stating the name and address of the holder of Old Notes and the amount of Old Notes tendered,

2.	stating that the tender is being made, and

3.	guaranteeing that within three NYSE trading days after the expiration time, the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and a properly completed and duly executed letter of transmittal, or an agent’s message, and any other documents required by the letter of transmittal will be deposited by the eligible institution with the exchange agent; and

—

the certificates for all physically tendered Old Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and a properly completed and duly executed letter of transmittal, or an agent’s message, and all other documents required by the letter of transmittal, are received by the exchange agent within three NYSE trading days after the expiration time.

Determination of Validity

We will determine in our sole discretion all questions as to the validity, form and eligibility of Old Notes tendered for exchange. This discretion extends to the determination of all questions concerning the timing of receipts and acceptance of tenders. These determinations will be final and binding. We reserve the right to reject any particular Old Note not properly tendered or of which our acceptance might, in our judgment or our counsel’s judgment, be unlawful. We also reserve the right to waive any defects or irregularities or conditions of the exchange offer as to any particular Old Note either before or after the expiration time, including the right to waive the ineligibility of any tendering holder. Our interpretation of the terms and conditions of the exchange offer as to any particular Old Note either before or after the expiration time, including the letter of transmittal and the instructions to the letter of transmittal, shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within the time we determine.

Neither we nor the exchange agent (or any other person) will be under any duty to give notification of any defect or irregularity in any tender of Old Notes. Moreover, neither we nor the exchange agent (or any other person) will incur any liability for failing to give notification of any defect or irregularity.

Other Rights

While we have no present plan to acquire any Old Notes that are not tendered or not eligible for tender in the exchange offer or to file a registration statement to permit resales of any Old Notes that are not tendered in the exchange offer or not eligible for tender in the exchange offer, we reserve the right in our sole discretion to purchase or make offers for any Old Notes that remain outstanding after the expiration time. We also reserve the right to terminate the exchange offer, as described below under “—Conditions of the Exchange Offer,” and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any of those purchases or offers could differ from the terms of the exchange offer.

Acceptance of Old Notes for Exchange; Issuance of New Notes

Upon the terms and subject to the conditions of the exchange offer, we will accept, promptly after the expiration time, all Old Notes properly tendered. We will issue the New Notes promptly after acceptance of the Old Notes. For purposes of the exchange offer, we will be deemed to have accepted properly tendered Old Notes for exchange when, as and if we have given oral or written notice to the exchange agent, with prompt written confirmation of any oral notice.

In all cases, issuance of New Notes for Old Notes will be made only after timely receipt by the exchange agent of:

—	certificates for the Old Notes, or a timely book-entry confirmation of the Old Notes, into the exchange agent’s account at the book-entry transfer facility;

—	a properly completed and duly executed letter of transmittal or an agent’s message; and

—	all other required documents.

Unaccepted or non-exchanged Old Notes will be returned without expense to the tendering holder of the Old Notes. In the case of Old Notes tendered by book-entry transfer in accordance with the book-entry procedures described above, the non-exchanged Old Notes will be credited to an account maintained with DTC as promptly as practicable after the expiration or termination of the exchange offer. For each Old Note accepted for exchange, the holder of the Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note.

Interest Payments on the New Notes

The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes for which they were exchanged. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date through which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment for accrued interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the Old Notes.

Appraisal Rights

Holders of Old Notes will not have dissenter’s rights or appraisal rights in connection with the exchange offer.

Withdrawal Rights

Tenders of Old Notes may be withdrawn at any time before the expiration time.

For a withdrawal to be effective, the exchange agent must receive a written notice of withdrawal at the address or, in the case of eligible institutions, at the facsimile number, indicated under “—Exchange Agent” before the expiration time. Any notice of withdrawal must:

—	specify the name of the person, referred to as the depositor, having tendered the Old Notes to be withdrawn;

—	identify the Old Notes to be withdrawn, including the certificate number or numbers and principal amount of the Old Notes;

—	contain a statement that the holder is withdrawing its election to have the Old Notes exchanged;

—

be signed by the holder in the same manner as the original signature on the letter of transmittal by which the Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of the Old Notes in the name of the person withdrawing the tender; and

—	specify the name in which the Old Notes are registered, if different from that of the depositor.

If certificates for Old Notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of these certificates the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and signed notice of withdrawal with signatures guaranteed by an eligible institution, unless this holder is an eligible institution. If Old Notes have been tendered in accordance with the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes.

Any Old Notes properly withdrawn will be deemed not to have been validly tendered for exchange. New Notes will not be issued in exchange unless the Old Notes so withdrawn are validly re-tendered. Properly withdrawn Old Notes may be re-tendered by following the procedures described under “—Procedures for Tendering” above at any time at or before the expiration time.

We will determine all questions as to the validity, form and eligibility, including time of receipt of notices of withdrawal.

Conditions to the Exchange Offer

Notwithstanding any other provisions of the exchange offer, or any extension of the exchange offer, we will not be required to accept for exchange, or to exchange, any Old Notes for any New Notes, and, as described below, may terminate the exchange offer, whether or not any Old Notes have been accepted for exchange, or may waive any conditions to or amend the exchange offer, if any of the following conditions has occurred or exists:

—

there shall occur a change in the current interpretation by the staff of the SEC that permits the New Notes issued pursuant to the exchange offer in exchange for Old Notes to be offered for resale, resold and otherwise transferred by the holders (other than broker-dealers and any holder that is an affiliate) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in the distribution of the New Notes;

—

any action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the exchange offer that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer;

—	any law, statute, rule or regulation shall have been adopted or enacted that, in our judgment would reasonably be expected to impair our ability to proceed with the exchange offer;

—

a banking moratorium shall have been declared by United States federal or New York State authorities that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer;

—

trading on the NYSE or generally in the United States over-the-counter market shall have been suspended by order of the SEC or any other governmental authority that, in our judgment, would reasonably be expected to impair our ability to proceed with the exchange offer;

—

an attack on the United States, an outbreak or escalation of hostilities or acts of terrorism involving the United States, or any declaration by the United States of a national emergency or war shall have occurred;

—

a stop order shall have been issued by the SEC or any state securities authority suspending the effectiveness of the registration statement of which this prospectus is a part or proceedings shall have been initiated or, to our knowledge, threatened for that purpose or any governmental approval has not been obtained, which approval we shall, in our sole discretion, deem necessary for the consummation of the exchange offer; or

—

any change, or any development involving a prospective change, in our business or financial affairs or any of our subsidiaries has occurred that is or may be adverse to us or we shall have become aware of facts that have or may have an adverse impact on the value of the Old Notes or New Notes, which in our sole judgment in any case makes it inadvisable to proceed with the exchange offer and/or with the acceptance for exchange or with the exchange.

The conditions listed above are for our sole benefit and may be asserted by us regardless of the circumstances giving rise to any of these conditions. If we determine in our sole discretion that any of the foregoing events or conditions has occurred or exists, we may, subject to applicable law, terminate the exchange offer, whether or not any Old Notes have been accepted for exchange, or may waive any such condition or otherwise amend the terms of the exchange offer in any respect. See “—Expiration, Extension and Amendment” above.

Resales of New Notes

Based on interpretations by the staff of the SEC, as described in no-action letters issued to third parties, we believe that New Notes issued in the exchange offer in exchange for Old Notes may be offered for resale, resold or otherwise transferred by holders of the Old Notes without compliance with the registration and prospectus delivery provisions of the Securities Act, if:

—	the New Notes are acquired in the ordinary course of the holders’ business;

—	the holders have no arrangement or understanding with any person to participate in the distribution of the New Notes; and

—	the holders are not “affiliates” of ours within the meaning of Rule 405 under the Securities Act.

However, the SEC has not considered the exchange offer described in this prospectus in the context of a no-action letter. We cannot assure you that the staff of the SEC would make a similar determination with respect to the exchange offer as in the other circumstances. Each holder who wishes to exchange Old Notes for New Notes will be required to represent that it meets the above three requirements.

Any holder who is an affiliate of ours or who intends to participate in the exchange offer for the purpose of distributing New Notes or any broker-dealer who purchased Old Notes directly from us to resell pursuant to Rule 144A or any other available exemption under the Securities Act:

—	may not rely on the applicable interpretations of the staff of the SEC mentioned above;

—	will not be permitted or entitled to tender the Old Notes in the exchange offer; and

—	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

Each broker-dealer that receives New Notes for its own account in exchange for Old Notes where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale of the New Notes. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. See “Plan of Distribution.”

In addition, to comply with state securities laws, the New Notes may not be offered or sold in any state unless they have been registered or qualified for sale in such state or an exemption from registration or qualification, with which there has been compliance, is available. The offer and sale of the New Notes to “qualified institutional buyers,” as defined under Rule 144A of the Securities Act, is generally exempt from registration or qualification under the state securities laws. We currently do not intend to register or qualify the sale of New Notes in any state where an exemption from registration or qualification is required and not available.

Exchange Agent

The Bank of New York Mellon Trust Company, N.A. has been appointed as the exchange agent for the exchange offer. All executed letters of transmittal and any other required documents should be directed to the exchange agent at the address or facsimile number set forth below. Questions and requests for assistance with respect to the procedures for tendering Old Notes, requests for additional copies of this prospectus or of the letter of transmittal, and requests for notices of guaranteed delivery should be directed to the exchange agent addressed as follows:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. AS EXCHANGE AGENT

By Facsimile for Eligible institutions: (732) 667-9408 Attention: Adam DeCapio Confirm by Telephone: (315) 414-3360

By Mail/Overnight Courier/Hand:

c/o The Bank of New York Mellon

Trust Company, N.A.

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attention: Adam DeCapio

Delivery of the letter of transmittal to an address other than as set forth above or transmission of such letter of transmittal via facsimile other than as set forth above does not constitute a valid delivery of the letter of transmittal.

Fees and Expenses

We have agreed to pay the exchange agent reasonable and customary fees for its services and will reimburse it for its reasonable out of pocket expenses in connection with the exchange offer. We will also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out of pocket expenses incurred by them in forwarding copies of this prospectus and related documents to the beneficial owners of Old Notes, and in handling or tendering for their customers. We will not make any payment to brokers, dealers or others soliciting acceptances of the exchange offer. We anticipate that we will incur approximately $60,000 in fees and expenses in the exchange offer.

Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes on the exchange. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Accounting Treatment

We will record the New Notes at the same carrying value as the Old Notes, as reflected in our accounting records on the date of the exchange. Accordingly, we will not recognize any gain or loss for accounting purposes.

Consequences of Exchanging or Failing to Exchange the Old Notes

Holders of Old Notes who do not exchange their Old Notes for New Notes under this exchange offer will remain subject to the restrictions on transfer of such Old Notes as set forth in the legend printed on the Old Notes as a consequence of the issuance of the Old Notes pursuant to exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may not offer or sell the Old Notes unless they are registered under the Securities Act, or if the offer or sale is exempt from registration under the Securities Act and applicable state securities laws. Except as required by the registration rights agreement, we do not intend to register resales of the original notes under the Securities Act.

Under existing interpretations of the Securities Act by the SEC’s staff contained in several no-action letters to third parties, and subject to the immediately following sentence, we believe that the exchange notes would generally be freely transferable by holders after the exchange offer without further registration under the Securities Act, subject to certain representations required to be made by each holder of exchange notes, as set forth below. However, any purchaser of exchange notes who is one of our “affiliates” (as defined in Rule 405 under the Securities Act) or who intends to participate in the exchange offer for the purpose of distributing the exchange notes:

—	will not be able to rely on the interpretation of the SEC’s staff;

—	will not be able to tender its Old Notes in the exchange offer; and

—

must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Notes unless such sale or transfer is made pursuant to an exemption from such requirements. See “Plan of Distribution.”

We do not intend to seek our own interpretation regarding the exchange offer and there can be no assurances that the SEC’s staff would make a similar determination with respect to the New Notes as it has in other interpretations to other parties, although we have no reason to believe otherwise.

Registration Rights Agreement

The following description is a summary of the material provisions of the registration rights agreement. It does not restate that agreement in its entirety. We urge you to read the registration rights agreement in its entirety because it, and not this description, defines your registration rights as holders of the Old Notes. A copy of the registration rights agreement is being filed with the SEC as an exhibit to this Registration Statement on Form N-14 and is available upon request. See “Where You Can Find More Information.”

On February 7, 2014, we and the initial purchaser of the Old Notes entered into a registration rights agreement. Pursuant to the registration rights agreement, we agreed to conduct a registered exchange offer (the “Registered Exchange Offer”), whereby holders of the Old Notes could exchange their Old Notes for a like aggregate principal amount of substantially identical New Notes. We agreed to file with the SEC a registration statement (the “Exchange Offer Registration Statement”), with respect to the New Notes. Upon the effectiveness of this Exchange Offer Registration Statement, we will offer to the holders of the Old Notes pursuant to the Registered Exchange Offer who are able to make certain representations the opportunity to exchange their Old Notes for New Notes.

If, with respect to the Registered Exchange Offer, either: (1) we are not permitted to file the Exchange Offer Registration Statement; (2) we determine, upon advice of our outside counsel, that it is not reasonably practical, to effect the Registered Exchange Offer, including scenarios that the Company could incur special interest; (3) for any other reason the Exchange Offer Registration Statement is not declared effective within 180 days from the final settlement date of the Old Notes or the Registered Exchange Offer is not consummated within 30 days from the date the Exchange Offer Registration Statement is declared effective; (4) the initial purchaser of the Old Notes determines upon advice of its counsel that a shelf registration statement must be filed in connection with any public offering or sale of Old Notes that are not eligible to be exchanged for New Notes in the Registered Exchange Offer and that are held by them following consummation of the Registered Exchange Offer; or (5) any holder of Old Notes (other than the initial purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Notes in the Registered Exchange Offer other than by reason of such holder of Old Notes being an affiliate of the Company (it being understood that the requirement that a participating broker-dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Notes shall not result in such New Securities being not “freely tradeable”), then we will file with the SEC a shelf registration statement (the “Shelf Registration Statement”); provided, however, that we have the right to defer the filing of the Shelf Registration Statement (or suspend sales under the Shelf Registration Statement or defer the updating of the Shelf Registration Statement and suspend sales thereunder) for a period of not more than sixty (60) consecutive days (and, in the aggregate, not more than ninety (90) days) per any one year period, if we determine that it would be materially detrimental to the Company to file such Shelf Registration Statement or continue sales under such Shelf Registration Statement and conclude, as a result, that it is in the Company’s best interests and the best interests of its stockholders to defer the filing of such registration statement or suspend such sales under such Shelf Registration Statement at such time.

We agreed to file an Exchange Offer Registration Statement with the SEC within 120 days of the settlement date of the Old Notes and use our reasonable best efforts to have the Exchange Offer Registration Statement declared effective by the SEC on or prior to 180 days after the settlement date of the Old Notes; provided, however, that we have the right to defer the filing of the Exchange Offer Registration Statement (or suspend sales under the Exchange Offer Registration Statement or defer the updating of the Exchange Offer Registration Statement and suspend sales thereunder) for a period of not more than sixty (60) consecutive days (and, in the aggregate, not more than ninety (90) days) per any one calendar year period, if we determine that it would be materially detrimental to the Company to file such Exchange Offer Registration Statement or continue sales under such Exchange Offer Registration Statement and we conclude, as a result, that it is in the Company’s best interests and the best interests of its stockholders to defer the filing of such Exchange Offer Registration Statement or suspend such sales at such time. Unless the exchange offer would not be permitted by applicable law or SEC regulations or interpretations, we will commence and use our commercially reasonable best efforts to consummate the exchange offer within 30 days from the date the Exchange Offer Registration Statement is declared effective. If obligated to file the Shelf Registration Statement, we will file the Shelf Registration Statement with the SEC on or prior to 90 days after such filing obligation arises.

We will pay additional interest to each holder of the Notes if: (1) we fail to consummate the exchange offer within 240 days of the settlement date of the Old Notes; or (2) after the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such registration statement thereafter ceases to be effective or usable in connection with resales of Notes in accordance with and during the periods specified in the registration rights agreement (each such event referred to in clauses (1) and (2) above, a “Registration Default”).

Under the registration rights agreement, we have agreed that, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective by the SEC, we will make this Prospectus, as it may be supplemented from time to time, available to such broker-dealers in connection with resales of New Notes received in exchanged for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities. See “Plan of Distribution.” We also have agreed under the Registration Rights Agreement to file a shelf registration statement within 90-days after a determination is made by the appropriate parties under the Registration Rights Agreement that a shelf registration statement must be filed in connection with the public resale offering and sales of Old Notes. In such case, our obligation shall be to (i) file and cause to be declared effective under the Securities Act a shelf registration statement covering the resale of the Old Notes and use our commercially reasonable efforts to keep such shelf registration statement effective until the earliest of (A) the date on which all such Old Notes are disposed of in accordance with the shelf registration statement, (B) the date on which such Old Notes become eligible for resale without restrictions pursuant to Rule 144, and (C) February 7, 2015.

With respect to the first 90-day period immediately following the occurrence of the first Registration Default, additional interest will be paid in an amount equal to 0.25% per annum of the principal amount of the applicable Notes. The amount of the additional interest will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of additional interest for all Registration Defaults of 0.50% per annum of the principal amount of the applicable Notes.

All accrued additional interest will be paid by us on the next scheduled interest payment date to DTC or its nominee by wire transfer of immediately available funds or by federal funds check and to holders of definitive original notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of additional interest will cease.

Holders of the Old Notes will be required to make certain representations to us in order to participate in the exchange offer and will be required to deliver certain information to be used in connection with the Shelf Registration Statement in order to have their Old Notes included in the Shelf Registration Statement and benefit from the provisions regarding additional interest set forth above. By including the Notes in the Shelf Registration Statement, a holder will be deemed to have agreed to indemnify us against certain losses arising out of information furnished by such holder in writing for inclusion in any Shelf Registration Statement. Holders of Notes will also be required to suspend their use of the prospectus included in the Shelf Registration Statement under certain circumstances upon receipt of written notice to that effect from us.

DESCRIPTION OF THE NEW NOTES

The following is a description of the terms of the New Notes offered pursuant to the exchange offer. The following description is qualified in its entirety by reference to the provisions of the original indenture dated as of August 22, 2013, between us and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as Trustee thereunder, which we refer to as the “Senior Indenture,” and to the provisions of the (i) First Supplemental Indenture of Trust dated August 22, 2013 (the “First Supplemental Indenture”), (ii) Second Supplemental Indenture of Trust dated February 7, 2014 (the “Second Supplemental Indenture”), and (iii) the officers’ certificate dated as of August 22, 2013 delivered by us to the Trustee in connection with the First Supplemental Indenture and the officers’ certificate dated February 7, 2014 delivered by us to the Trustee in connection with the Second Supplemental Indenture (collectively, the “Officers’ Certificates,” and together with the First Supplemental Indenture, the Second Supplemental Indenture and the Senior Indenture, the “Indenture”). The New Notes will be issued by us pursuant to the terms of the Indenture.

Capitalized terms not defined in this Description of New Notes have the meanings assigned to such terms in the Indenture. The New Notes and the Old Notes are collectively referred to in this Description of the New Notes as the “Notes.” Unless the context requires otherwise, the term “interest” includes additional interest, if any, due under the registration rights agreement.

General

We will issue the New Notes as additional notes under the Indenture. Except as described below, the terms of the New Notes will include those terms stated in the Indenture and those terms made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The New Notes are subject to all such terms, and you should refer to the Indenture and the TIA for a statement thereof. The following summary of the material provisions of the Indenture is not complete and is qualified in its entirety by reference to the Indenture, including the definitions therein of terms used below.

The Indenture does not limit the aggregate principal amount of debt securities, including notes, that we may issue under it. The debt securities may be issued from time to time in one or more series. We may, from time to time, without notice to or seeking the consent of the holders of the New Notes, issue an unlimited principal amount of additional notes having identical terms and conditions of the New Notes, except for the offering price and issue date (the “additional notes”). Any such additional notes will be part of the same issue as the New Notes that we are currently offering and the Initial HH Notes, provided that such additional notes shall be fungible with the New Notes offered by this prospectus and the Initial HH Notes for U.S. federal income tax purposes.

We will issue the New Notes in minimum denominations of $100,000 and in integral multiples of $100,000 as described herein under “—Book Entry System.” Each New Note will be represented by one or more global permanent global note in fully registered book-entry form deposited with the Trustee as custodian for, and registered in the name of, a nominee of the Depository Trust Company, or DTC. You will hold a beneficial interest in one or more of the New Notes through DTC, and DTC and its direct and indirect participants will record your beneficial interest in their books. Except under limited circumstances, we will not issue certificated New Notes. The paying agent, registrar and transfer agent for the New Notes will be the corporate trust department of the Trustee in New York, New York. Payment of principal will be made at maturity, together with any accrued interest thereon, in immediately payable funds against surrender to the trustee.

Principal and Maturity

The Old Notes were originally offered in, and the New Notes will be limited initially to, the aggregate principal amount of $75,000,000. The New Notes will mature on August 19, 2016.

Rankings

The New Notes rank senior to our common and preferred stock, and on a parity with any other series of senior notes, as to the payment of interest and distribution of assets upon liquidation. Pursuant to the indenture governing the New Notes, we may only issue one class of senior securities representing indebtedness, except that we may have secured debt outstanding in the amount of up to 5% of our total assets if such debt is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed). The New Notes are unsecured obligations and, upon our liquidation, dissolution or winding, will rank: (1) senior to our outstanding common stock and any preferred stock; (2) at least equally and ratably (pari passu) in point of priority and security with our senior unsecured and unsubordinated debt, including our unsecured revolving credit facility; and (3) junior to any of our secured creditors, if any.

Interest Payments on the New Notes

The New Notes will bear interest from the most recent date through which interest has been paid on the Old Notes for which they were exchanged at a floating rate equal to the Adjusted LIBOR Rate from time to time, payable quarterly on the 19th day of each of March, June, September and December in each year and at maturity (each such date being referred to as a “Floating Rate Interest Payment Date” provided, that if any such date shall not be a Business Day, such Floating Rate Interest Payment Date shall be postponed to be the next Business Day) and to bear interest on overdue principal (including any overdue required or optional prepayment of principal), LIBOR Breakage Amount, if any, and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the completion of the exchange offer will receive interest accruing from the most recent date through which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the exchange offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment for accrued interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the exchange offer and will be deemed to have waived their rights to receive the accrued interest on the Old Notes.

The Adjusted LIBOR Rate for the New Notes shall be determined by the Calculation Agent with respect to each Floating Rate Interest Period (other than the first Floating Rate Interest Period) and notice thereof shall be given by the Calculation Agent to the Company and the holders of such New Notes, together with such information as the Floating Rate Required Holders may reasonably request for verification on or promptly after the second London Business Day preceding each Floating Rate Interest Period (other than the first Floating Rate Interest Period). The Calculation Agent’s determination of the Adjusted LIBOR Rate shall be conclusive, absent manifest error. For the avoidance of doubt, the interest rate on the New Notes for the first Floating Rate Interest Period shall be the same as the interest rate on the Old Notes for the same period.

The amount of interest payable for any Floating Rate Interest Period will be computed on the basis of the actual number of days elapsed over a 360-day year. If any interest payment date would otherwise be a day that is not a Business Day, the interest payment date will be postponed to the next succeeding Business Day, and no additional interest shall accrue as a result of such delayed payment. We do not plan to establish any reserves for the payment of interest.

Notwithstanding any other provision of the New Notes, in addition to all other amounts due and payable under the New Notes, the interest rate applicable to each New Note (including any Default Rate applicable thereto) shall be increased by an amount of 1.00% per annum during any Adjustment Period.

The New Notes will not have the benefit of a sinking fund — that is, we will not deposit money on a regular basis into any separate custodial account to repay the New Notes.

Certain Definitions

The following definitions apply to the New Notes.

“Adjusted LIBOR Rate” shall mean, for any Floating Rate Interest Period, LIBOR for such Floating Rate Interest Period plus 1.25% (125 basis points).

“Adjustment Period” means, with respect to any calculation of the applicable interest rate in respect of the New Notes, any period of time during which any such New Notes have a current rating of less than “A-” by Fitch or less than its equivalent by any other NRSRO.

“Agency Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Rating Agency Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Agency Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Agency Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“Basic Maintenance Test” as of any Valuation Date is the requirement to maintain Eligible Assets with an aggregate Agency Discounted Value equal to at least the basic maintenance amount required by each Rating Agency under its respective Rating Agency Guidelines, separately determined.

“Business Day” means a day, other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or the city in which the designated office of the Trustee is located, at which at any particular time its corporate trust business shall be administered, which at the date hereof is Houston, Texas, are required or authorized to be closed.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A., or its successor appointed by us, acting as calculation agent.

“Fitch” means Fitch Ratings, Inc. and its successors at law.

“Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Agency Discounted Value of the Company’s assets in connection with Fitch’s ratings then assigned on the Senior Securities.

“Fitch Eligible Asset” means assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Agency Discounted Value of the Company’s assets in connection with Fitch’s ratings then assigned on the Senior Securities.

“Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings then assigned on the Senior Securities.

“Floating Rate Interest Payment Date” means the 19th day of each March, June, September and December in each year (commencing on March 19, 2014) and at maturity provided, that if any such date shall not be a Business Day, such Floating Rate Interest Payment Date shall be postponed to the next Business Day.

“Floating Rate Interest Period” shall mean each period commencing on March 19, 2014 and, thereafter, commencing on a Floating Rate Interest Payment Date and continuing up to, but not including, the next Floating Rate Interest Payment Date.

“Floating Rate Prepayment Amount” means with respect to any optional prepayment or in connection with any acceleration with respect to the New Notes, an amount equal to 2.00% of the principal amount so prepaid, and with respect to any prepayment during the Extended 10-Day Period, an amount equal to 1.00% of the principal amount so prepaid.

“Floating Rate Required Holders” means, at any time, the holders of more than 50% in principal amount of the Series HH Notes at the time outstanding (exclusive of Series HH Notes then owned by the Company or any of its Affiliates).

“LIBOR” shall mean, for any Floating Rate Interest Period after the first Floating Rate Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a three month period which appears on the Bloomberg Financial Markets Service Page BBAM-1 (or if such page is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London, England time) on the date two (2) London Business Days before the commencement of such Floating Rate Interest Period. “Reuters Screen LIBO Page” means the display designated as the “LIBO” page on the Reuters Monitory Money Rates Service (or such other page as may replace the LIBO page on that service or such other service as may be nominated as the information vendor for the purpose of displaying the London interbank offered rates for U.S. Dollar deposits by ICE Benchmark Administration Limited (“IBA”) (or its successor) (or such other entity assuming the responsibility of IBA or its successor in calculating the London interbank offered rates in the event that IBA or its successor no longer does so)).

“LIBOR Breakage Amount” means any loss, cost or expense actually incurred by any holder of a New Note as a result of any payment or prepayment of any New Note on a day other than a regularly scheduled Floating Rate Interest Payment Date or at the scheduled maturity (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), and any loss or expense arising from the liquidation or reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Promptly after the determination thereof, the issuer shall give the Trustee and the Paying Agent notice of the LIBOR Breakage Amount for such prepayment date and the Trustee and the Paying Agent shall be entitled to conclusively rely (without any requirement for independent investigation) on such notice as to the amount of such LIBOR Breakage Amount.

“London Business Day” means a day that is a Business Day and a day on which dealings in deposits in U.S. dollars are transacted, or with respect to any future date are expected to be transacted, in the London interbank market.

“Market Value” means the market value of an asset of the Company determined as follows: Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. When price quotations are not available, fair market value will be based on prices of comparable securities. For securities that are privately issued or illiquid, as well as any other portfolio security held by the Company for which, in the judgment of the Company’s investment adviser, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of that investment adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date under procedures adopted by the Board of Directors of the Company.

“Other Rating Agency” means each NRSRO, if any, other than Fitch then providing a rating for the Senior Securities.

“Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Agency Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Senior Securities.

“Other Rating Agency Eligible Assets” means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Agency Discounted Value of the Company’s assets in connection with the Other Rating Agency’s rating of Senior Securities.

“Other Rating Agency Guidelines” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Senior Securities.

“Rating Agency” means each of Fitch (if Fitch is then rating Senior Securities) and any Other Rating Agency (if any Other Rating Agency is then rating Senior Securities).

“Rating Agency Discount Factor” means the Fitch Discount Factor (if Fitch is then rating Senior Securities) or an Other Rating Agency Discount Factor (if any Other Rating Agency is then rating Senior Securities), whichever is applicable.

“Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating Senior Securities) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating Senior Securities).

“Senior Securities” means indebtedness for borrowed money of the Company including, without limitation, the New Notes, bank borrowings and (without duplication) indebtedness of the Company within the meaning of Section 18 of the 1940 Act.

“Valuation Date” means every Friday, or, if such day is not a business day, the next preceding business day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which New Notes initially are issued.

“1940 Act Asset Coverage” means asset coverage required by the 1940 Act Senior Notes Asset Coverage and by the 1940 Act Total Leverage Asset Coverage.

“1940 Act Senior Notes Asset Coverage” means asset coverage as defined by Section 18(h) of the 1940 Act as in effect on the date of the First Supplemental Indenture of at least 300% with respect to Senior Securities, determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

“1940 Act Total Leverage Asset Coverage” means, asset coverage as defined by Section 18(h) of the 1940 Act as in effect on the date of the First Supplemental Indenture of at least 200% with respect to Senior Securities and Preferred Stock, determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

Prepayments

Optional Prepayments of the New Notes

The Company may, at its option, and only to the extent prepayment of the New Notes (specifically including the applicable Floating Rate Prepayment Amount, the LIBOR Breakage Amount and the accrued interest on the New Notes) is permitted under the 1940 Act and Maryland law, upon notice as provided below, prepay at any time all, or from time to time any part of, the New Notes, in an amount not less than 5% of the aggregate principal amount of the Senior HH Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, the Floating Rate Prepayment Amount, and the LIBOR Breakage Amount determined for the prepayment date with respect to such principal amount. The Company, through the Trustee, will provide written notice to each Holder of each such optional prepayment not less than 25 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each New Note to be prepaid, and the interest to be paid on the prepayment date.

Prepayments of New Notes 90 days Prior to Maturity at Par

Notwithstanding anything contained herein to the contrary, so long as no default or event of default exists, the Company may, at its option, upon notice as provided below, prepay all of the New Notes on or after the date which is 90 days prior to maturity of such New Notes at 100% of the principal amount of such New Notes, together with interest on such New Notes accrued to the date of prepayment. Such prepayment will not include any Floating Rate Prepayment Amount or LIBOR Breakage Amount. The Company, through the Trustee, will provide written notice to each Holder of each such optional prepayment not less than 25 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each New Note to be prepaid on such date and the interest to be paid on the prepayment date.

Special Optional Prepayment during Extended 10-Day Period

The Company may, upon notice as required below, prepay all or any part of the New Notes to cure certain events of default regarding the minimum coverage ratios under the Indenture at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, the Floating Rate Prepayment Amount and any LIBOR Breakage Amount determined for such prepayment date with respect to the principal amount. The Company will give each Holder written notice, through the Trustee, of each such prepayment prior to the end of the 30-Day period following the occurrence of such event of default. Such notice shall not be less than 7 days prior to the date fixed for such prepayment and shall specify such date (which shall be a Business Day) prior to the end of the extended 10-day period, the aggregate principal amount of New Notes to be prepaid, the principal amount of New Notes held by such holder to be prepaid, and the interest, Floating Rate Prepayment Amount and any LIBOR Breakage Amount to be prepaid. In the event the Company makes any partial prepayment of New Notes and any other senior securities representing indebtedness to cure any default during such extended 10-day period, the principal amount of New Notes and any other senior securities representing indebtedness to be prepaid shall be allocated by the Company among all of the New Notes, and other senior securities representing indebtedness at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment; provided, however, that the amount of New Notes and the other Senior Securities to be repaid during such extended 10-day period shall at no time exceed an amount necessary for the Company to be in pro forma compliance with the covenants under “Selected Indenture Covenants — Affirmative Covenants — Asset Coverage” after giving effect to such repayment.

Allocation of Partial Prepayments

In the case of each partial prepayment of the New Notes, the principal amount of the New Notes to be prepaid shall be allocated among all of the outstanding Series HH Notes then being prepaid at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, subject to certain adjustments as set forth in the Indenture.

Maturity; Surrender, Status, Etc.

In the case of each prepayment of New Notes, the principal amount of each New Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and any applicable Floating Rate Prepayment Amount and any LIBOR Breakage Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and any applicable Floating Rate Prepayment Amount and any LIBOR Breakage Amount, interest on such principal amount shall cease to accrue. Any New Note paid or prepaid in full shall be surrendered to the Trustee and cancelled and shall not be reissued, and no New Note shall be issued in lieu of any prepaid principal amount of any New Note.

Payments on the New Notes; Paying Agent and Registrar

We will pay amounts of principal, premium and interest on any New Note in global form registered in the name of or held by The Depository Trust Company (the “Depository”) or its nominee in immediately available funds to the Depository or its nominee, as the case may be, as the registered holder of such global note.

Transfer and Exchange

A holder of New Notes may transfer or exchange New Notes at the office of the registrar in accordance with the Indenture. The registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the Trustee or the registrar for any registration of transfer or exchange of New Notes, but we may require a Holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law. We are not required to transfer or exchange any New Note selected for redemption. Also, we are not required to transfer or exchange any New Note for a period of 15 days before a mailing of notice of redemption.

The registered Holder of a New Note will be treated as the owner of it for all purposes.

Selected Indenture Covenants

Under the Indenture, we have agreed to the following covenants so long as any of the New Notes are outstanding:

Affirmative Covenants

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Compliance with Law. We will comply with all laws, ordinances or governmental rules or regulations to which we are subject, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of our properties or to the conduct of our businesses in each case to the extent necessary to ensure that non-compliance would not reasonably be expected, individually or in the aggregate, to have a material adverse effect. Without limiting the foregoing, we will remain in material compliance, at all times with the 1940 Act, including, but not limited to, all leverage provisions specified in the 1940 Act;

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Insurance. We will maintain, with financially sound and reputable insurers, insurance with respect to our properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated;

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Maintenance of Properties. We will maintain and keep, or cause to be maintained and kept, our properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this will not prevent us from discontinuing the operation and the maintenance of any of our properties if such discontinuance is desirable in the conduct of our business and we have concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on us;

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Payment of Taxes. We will file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by us, to the extent the same have become due and payable and before becoming delinquent, provided that we need not pay any such tax, assessment, charge or levy if (i) we contest the amount, applicability or validity thereof on a timely basis in good faith and in appropriate proceedings, and we have established adequate reserves therefor in accordance with GAAP on our books or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a material adverse effect on us;

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Corporate Existence. Subject to merger or consolidation as described under “Merger, Consolidation, etc.” below, we will at all times preserve and keep in full force and effect our corporate existence and at all times preserve and keep in full force and effect all of our rights and franchises, unless, in our good faith judgment, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a material adverse effect on us;

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Books and Records. We will maintain proper books of record and account in conformity with GAAP and all applicable requirements of any governmental authority having legal or regulatory jurisdiction over us, as the case may be;

—	Asset Coverage. We will maintain, as of the last day of each month, the 1940 Act Asset Coverage. We will maintain as of each Valuation Date, the Basic Maintenance Test;

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Current Rating on the New Notes. We will at all times maintain a current rating given by a Rating Agency of at least investment grade with respect to the New Notes and shall not at any time have any rating given by a Rating Agency of less than investment grade with respect to the New Notes. Without limiting the provisions of preceding sentence, in addition to all other amounts due and payable hereunder and under the New Notes, the interest rate applicable to the New Notes (including any Default Rate applicable thereto) shall be increased by an amount equal to 1.00% per annum during any period of time during which the New Notes have a current rating of less than “A-” by Fitch or has a current rating less than that equivalent by any other Rating Agency;

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Most Favored Status. In the event that we, at any time after the date of the First Supplemental Indenture enter into, assume or otherwise become bound by or obligated under any agreement creating or evidencing indebtedness of us in excess of $10,000,000 in principal amount (other than the indebtedness permitted by the Negative Covenant relating to secured debt discussed below) containing one or more additional covenants, the terms of the Indenture will, without any further action on our part or any of the Holders, be deemed to be amended automatically to include each additional covenant contained in such agreement. We further covenant to promptly execute and deliver at our expense (including, without limitation, the fees and expenses of counsel for the Holders) an amendment to the Indenture in form and substance satisfactory to a majority of Holders of the New Notes evidencing the amendment of the Indenture to include such additional covenants, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for here, but will merely be for the convenience of the parties thereto;

Notwithstanding the foregoing, (A) if any additional covenant that has been incorporated into the Indenture is subsequently amended or modified in such other agreement, such additional covenant, as amended or modified, shall be deemed incorporated by reference into the Indenture and replace such additional covenant as originally incorporated, mutatis mutandi, as if set forth fully in the Indenture, effective beginning on the date on which such amendment or modification is effective under such other agreement and (B) if any additional covenant that has been incorporated into the Indenture is subsequently removed or terminated from such other agreement or the Company is otherwise no longer required to comply therewith under such other agreement, the Company, beginning on the effective date such additional covenant is removed or terminated from such other agreement or the Company is otherwise no longer required to comply with such additional covenant, shall no longer be or remain obligated to comply with such additional covenant.

Notwithstanding anything herein to the contrary, no additional covenants or any amendment or modification thereof which affects the Trustee’s own rights, duties or immunities under the Indenture may be incorporated into the Indenture without its consent thereto.

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Ranking of Obligations. Our payment obligations under the Indenture and the New Notes will at all times rank pari passu, without preference or priority, with all of our existing and future unsecured and unsubordinated indebtedness and senior to any mandatory redeemable preferred stock issued by us;

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Maintenance of Status. We will remain at all times a non-diversified, closed-end management investment company for the purposes of the 1940 Act and continue to engage in business of the same general type as we now conduct.

Negative Covenants

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Transactions with Affiliates. We will comply with the 1940 Act provisions, rules and regulations relating to transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate, and such transactions will be pursuant to the reasonable requirements of our business and upon terms fair and reasonable to us;

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Merger, Consolidation, etc. We will not consolidate with or merge with any other person or entity or convey, transfer or lease all or substantially all of our assets in a single transaction or series of transactions as an entirety to any person, unless:

(a)	the entity formed by the consolidation or merger, or the person or entity that acquires the assets, will be a solvent corporation or limited liability company organized and existing under the laws of the United States, any state thereof, or the District of Columbia, and, if we are not such corporation or limited liability company, such corporation or limited liability company will have executed and delivered to the Trustee a supplemental indenture in form satisfactory to the Trustee in which it shall assume the due and punctual performance and observance of each covenant and condition of the Indenture and the New Notes;

(b)	immediately before and after giving effect to that type of transaction, no default or event of default with respect to the New Notes will have happened and be continuing;

(c)	we have delivered to the Trustee an officers’ certificate and an opinion of counsel;

No such conveyance, transfer or lease of substantially all of our assets will have the effect of releasing us or any successor corporation or limited liability company from its liability under the Indenture or the New Notes;

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Terrorism Sanction Regulations. We will not and will not permit any subsidiary or controlled affiliate to (a) become a person described or designated in the OFAC Special Designated Nationals and Blocked Persons List or a sanctions target pursuant to the Trading with the Enemy Act, as amended, or any regulations administered or enforced by OFAC or any enabling legislation or executive order thereto (a “Blocked Person”), or (b) engage in any dealings or transactions with any Blocked Person.

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Certain Other Restrictions. We will not engage in proscribed transactions set forth in the Rating Agency Guidelines under “Certain other Restrictions,” unless we have received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a senior security;

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Restricted Payments. We will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of our capital stock) upon any class of shares of our capital stock, unless, in every such case, immediately after such transaction, the 1940 Act Senior Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of our capital stock if the New Notes and any other senior securities and preferred stock have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend. A declaration of a dividend or other distribution on or purchase or redemption of any of our common or preferred shares is prohibited (i) at any time that an event of default has occurred and is continuing or (ii) if after giving effect to such declaration, we would not satisfy the Basic Maintenance Test;

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No Subsidiaries. We will not at any time have any subsidiaries other than such entities from time to time that may represent portfolio investments consistent with our investment objective and strategies;

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Secured Debt. We will not at any time permit the aggregate unpaid principal amount of all of our indebtedness secured by liens on any of our assets to be more than 60 days at a time without payment and will not permit such indebtedness to exceed 5% of our total assets, provided, for purposes of this section, short sales, futures transactions, repurchase agreements, reverse repurchase agreements and swap transactions effected in accordance with the 1940 Act and applicable interpretive guidance issued by the SEC will not be prohibited or restricted by this covenant.

Modification of the Indenture

Amendments of the Indenture may be made by us and the Trustee with the consent of the holders of a majority in principal amount of the outstanding securities of all series affected by such supplemental indenture, considered together as one class for this purpose (plus, if and as the terms applicable to any such affected series so provide, the consent of the holders of a majority in principal amount of the outstanding securities of such affected series or of any other persons acting on behalf of such holders), and we may enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of modifying in any manner the rights of the holders of securities of such series under the Base Indenture; provided, however, that no such amendment may, without the consent of each holder of the outstanding securities affected thereby:

(1) change the stated maturity of the principal of, or any installment of principal of or interest on, the New Notes, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any other security which would be due and payable upon a declaration of acceleration of the maturity in response to an event of default, or permit us to redeem any security if, absent such supplemental indenture, we would not be permitted to do so, or change any place of payment where, or the coin or currency in which, any security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date); or

(2) if any security provides that the holder may require us to repurchase such security, impair such holder’s right to require repurchase of such security on the terms provided therein; or

(3) reduce the percentage in principal amount of the outstanding securities of any one or more series (considered separately or together as one class, as applicable), if the supplemental indenture requires the consent of existing holders, or requires the consent of such holders for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Base Indenture; or

(4) modify the requirements of the Indenture upon which we must seek consent of the Holders of the New Notes, including for waiver of past defaults or of certain covenants, except to increase any such percentage required under such provisions, or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding security affected.

A supplemental indenture which changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities, or which modifies the rights of the holders of securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of securities of any other series.

Without the consent of any Holders, we may enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another entity to us and the assumption by any such successor of the our covenants in the Indenture and in the New Notes; or

(2) to add to our covenants for the benefit of the Holders of all or any series of securities (and if such covenants are to be for the benefit of less than all series of securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the trust; or

(3) to add any additional events of default for the benefit of the holders of all or any series of securities (and if such additional events of default are to be for the benefit of less than all series of securities, stating that such additional events of default are expressly being included solely for the benefit of such series); or

(4) to add to or change any of the provisions of the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture to such extent as shall be necessary to permit or facilitate the issuance of New Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of New Notes in uncertificated form; or

(5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the holder of any such security with respect to such provision or (B) shall become effective only when there is no such security outstanding; or

(6) to establish the form or terms of securities of any series and to increase the aggregate principal amount of any outstanding series of securities, as permitted by the Base Indenture; or

(7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the securities of one or more series and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee; or

(8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the holders of securities of any series in any material respect.

It is not necessary for the consent of the Holders under the Indenture to approve the particular form of any proposed amendment or waiver. It is sufficient if such consent approves the substance of the proposed amendment or waiver.

Upon the execution of any supplemental indenture, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every holder of securities theretofore or thereafter authenticated and delivered will be bound thereby. Every supplemental indenture shall conform to the requirements of the Trust Indenture Act.

Events of Default

Unless stated otherwise, any one of the following events will constitute an “event of default” under the Indenture:

(a) default in the payment of any principal of, or premium on, any New Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

(b) default in the payment of any interest upon the New Notes when it becomes due and payable and the continuance of such default for more than five Business Days;

(c) we fail to abide by the covenants under “— Selected Indenture Covenants — Affirmative Covenants — Asset Coverage”, unless such default is remedied within 30 days, provided, that such 30-day period shall be extended by an additional 10-day period if the Company shall have given notice prior to the end of such initial 30-day period of an optional prepayment of such principal amount of New Notes as described in “Prepayment—Special Optional Prepayment during Extended 10-day Period” and any other Senior Securities which, when consummated shall be sufficient to cure such default;

(d) we fail to perform or comply with any other term of the Indenture not previously listed above and such default is not remedied within 30 days after the earlier of (i) a responsible officer obtaining actual knowledge of such default and (ii) our receiving written notice of such default from any Holder of a New Note;

(e) any representation or warranty made in writing by or on our behalf or by any of our officers in the Indenture or in any writing furnished in connection with the transactions contemplated here proves to have been false or incorrect in any material respect on the date as of which made;

(f) we are in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any grace period provided with respect thereto, or (ii) we are in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more persons are entitled to declare such Indebtedness to be) due and payable before its stated maturity or before its regularly scheduled dates of payment;

(g) we are generally not paying, or admit in writing our inability to pay, our debts as they become due;

(h) certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

(i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against us and the judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration any stay;

(j) KA Fund Advisors, LLC or one of its affiliates is no longer our investment adviser;

(k) if, on the last business day of each of twenty-four consecutive calendar months, the New Notes have a 1940 Act Senior Notes Asset Coverage of less than 100%; and

(l) certain events implicating ERISA or the Code which either individually or collectively could reasonably be expected to have a material adverse effect on us.

The Indenture provides for the following:

—	upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of the maturity date of the New Notes occurs automatically;

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upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of outstanding New Notes or the Trustee may declare the principal amount of the New Notes immediately due and payable upon written notice to us and upon such declaration the principal amount will become immediately due and payable;

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upon (A) a default in payment of any principal or Floating Rate Prepayment Amount, if any, or LIBOR Breakage Amount, if any, on any New Note when the same becomes due and payable, or at maturity; or (B) upon the continuance of a default in payment of any interest an any New Note for more than five Business Days after the same becomes payable, any Holder affected by such default may, at its option, by notice to us and the Trustee, declare all New Notes held by it to be immediately due and payable; and

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at any time after a declaration of acceleration with respect to the New Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the Holders of a majority in principal amount of the New Notes may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to the New Notes, other than the non-payment of the principal of the New Notes which has become due solely by the declaration of acceleration, have been cured or waived and other conditions have been met.

Discharge, Defeasance and Covenant Defeasance

We may discharge or defease our obligations under the Indenture as set forth below.

Under terms satisfactory to the Trustee, we may discharge certain obligations to Holders of the New Notes that have not already been delivered to the Trustee for cancellation. The New Notes must also:

—	have become due and payable;

—	be due and payable by their terms within one year; or

—	be scheduled for redemption by their terms within one year.

We may discharge the Indenture by irrevocably depositing an amount certified to be sufficient to pay at maturity, or upon redemption, the principal, premium, if any, additional amounts, if any, and interest on the New Notes. We may make the deposit in cash or U.S. Government Obligations, as defined in the Indenture.

We may terminate all our obligations under the New Notes and the Indenture at any time, except for certain obligations, including those respecting the defeasance trust and obligations to register the transfer or exchange of the New Notes, to replace mutilated, destroyed, lost or stolen New Notes and to maintain a registrar and paying agent in respect of the New Notes. This is referred to as “Defeasance.”

Under terms satisfactory to the Trustee, we may be released with respect to any outstanding New Notes from the obligations imposed by the sections of the Indenture that contain covenants relating to the delivery to the Trustee of officers’ certificates and an opinion of counsel related to any merger or consolidation, the appointment of a successor trustee, and the covenants described within the First Supplemental Indenture or the Second Supplemental Indenture. Also under terms satisfactory to the Trustee, we may no longer be required to comply with these sections without the creation of an event of default. This is typically referred to as “Covenant Defeasance.” We may exercise our Defeasance option notwithstanding our prior exercise of our Covenant Defeasance option.

Defeasance or Covenant Defeasance may be effected by us only if, among other things we irrevocably deposit with the Trustee cash or U.S. Government Obligations as trust funds in an amount certified to be sufficient to pay at maturity or upon redemption the principal of, premium, if any, additional amounts, if any, and interest on all outstanding New Notes;

Concerning the Trustee

The Trustee is one of a number of banks with which we maintain ordinary banking relationships. We will appoint the Trustee as registrar and Paying Agent under the Indenture.

Governing Law

The Indenture and the New Notes will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry System

General

The New Notes will initially be represented by one or more global notes in registered form without interest coupons.

The global notes will be deposited upon issuance with the Trustee as custodian for the Depository and registered in the name of the Depository or its nominee, in each case, for credit to an account of a direct or indirect participant of the Depository as described below.

Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of the Depository or to a successor of the Depository or its nominee. Beneficial interests in the global notes may not be exchanged for notes in certificated form except in the limited circumstances described below. See “— Depository Procedures — Exchange of Book-Entry Notes for Certificated Notes.”

Transfers of beneficial interests in the global notes are subject to the applicable rules and procedures of the Depository and its direct or indirect participants, which may change from time to time.

The New Notes may be presented for registration of transfer and exchange at the offices of the registrar.

Depository Procedures

The following description of the operations and procedures of the Depository are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. We take no responsibility for these operations and procedures and urges investors to contact the system or their participants directly to discuss these matters.

The Depository has advised us that it is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the Initial Purchaser), banks, trust companies, clearing corporations and certain other organizations. Access to the Depository’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not Participants may beneficially own securities held by or on behalf of the Depository only through the Participants or the Indirect Participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of the Depository are recorded on the records of the Participants and Indirect Participants.

The Depository has also advised us that, pursuant to procedures established by it:

(1) upon deposit of the global notes, the Depository will credit the accounts of Participants designated by the Initial Purchaser with portions of the principal amount of the global notes; and

(2) ownership of these interests in the global notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by the Depository (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the global notes).

Investors in the global notes who are Participants in the Depository’s system may hold their interests therein directly through the Depository. Investors in the global notes who are not Participants may hold their interests therein indirectly through organizations which are Participants in such system. All interests in a global note may be subject to the procedures and requirements of the Depository.

The laws of some states require that certain persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a global note to such persons will be limited to that extent. Because the Depository can act only on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Person having beneficial interests in a global note to pledge such interests to persons that do not participate in the Depository’s system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.

Except as described below, owners of an interest in the global notes will not have New Notes registered in their names, will not receive physical delivery of New Notes in certificated form and will not be considered the registered owners or “Holders” thereof under the Indenture for any purpose.

Payments in respect of the principal of, and interest and premium, if any, on, a global note registered in the name of the nominee of the Depository will be payable to the nominee in its capacity as the registered Holder under the Indenture. Under the terms of the Indenture, we, and the Trustee will treat the persons in whose names the New Notes, including the global notes, are registered as the owners thereof for the purpose of receiving such payments and for all other purposes. Consequently, neither we, the Trustee, nor any agent of ours or the Trustee has or will have any responsibility or liability for:

(1) any aspect of the Depository’s records or any Participant’s or Indirect Participant’s records relating to or payments made on account of beneficial ownership interest in the global notes or for maintaining, supervising or reviewing any of the Depository’s records or any Participant’s or Indirect Participant’s records relating to the beneficial ownership interests in the global notes; or

(2) any other matter relating to the actions and practices of the Depository or any of its Participants or Indirect Participants.

The Depository has advised us that its current practice, upon receipt of any payment in respect of securities such as the New Notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless the Depository has reason to believe that it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of the Depository. Payments by the Participants and the Indirect Participants to the beneficial owners of the New Notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of the Depository, the Trustee or us. Neither we nor the Trustee will be liable for any delay by the Depository or any of the Participants or the Indirect Participants in identifying the beneficial owners of the New Notes, and we and the Trustee may conclusively rely on and will be protected in relying on instructions from the Depository or its nominee for all purposes.

Subject to the transfer restrictions set forth under “Notice to Investors,” transfers between Participants in the Depository will be effected in accordance with the Depository’s procedures, and will be settled in same-day funds.

The Depository has advised us that it will take any action permitted to be taken by a Holder of the New Notes only at the direction of one or more Participants to whose account the Depository has credited the interests in the global notes and only in respect of such portion of the aggregate principal amount of the New Notes as to which such Participant or Participants has or have given such direction. However, if there is an event of default under the Indenture, the Depository reserves the right to exchange the global notes for New Notes in certificated form, which may be legended if required by the Indenture, and to distribute such New Notes to its Participants.

Although the Depository has agreed to the preceding procedures to facilitate transfers of interests in the global notes among participants in the Depository, it is under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. Neither we, the Trustee nor any of our respective agents will have any responsibility for the performance by the Depository or respective participants or indirect participants of their respective obligations under the rules and procedures governing its operations.

Exchange of Book-Entry Notes for Certificated Notes

A global Note is exchangeable for definitive New Notes in certificated form if (1) the Depository (A) notifies us that it is unwilling or unable to continue as depository for the global note or (B) has ceased to be a clearing agency registered under the Exchange Act, and, in either case, we fail to appoint a successor depository within 90 days, or (2) there has occurred and is continuing an Event of Default and the Depository notifies the Trustee of its decision to exchange global notes for notes in certificated form. In addition, beneficial interests in a global note may be exchanged for certificated notes upon request but only upon at least 20 days’ prior written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures. In all cases, certificated notes delivered in exchange for any global note or beneficial interest therein will be registered in names, and issued in minimum denominations of $100,000 and integral multiples of $100,000 in excess thereof, requested by or on behalf of the Depository (in accordance with its customary procedures) and will bear the restrictive legend referred to in “Notice to Investors” unless we determine otherwise in compliance with applicable law.

Neither we nor the Trustee will be liable for any delay by a global note holder or the Depository in identifying the beneficial owners of the New Notes and we and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the global note holder or the Depository for all purposes.

Same Day Settlement and Payment

Payments in respect of the New Notes represented by a global note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the global note holder. With respect to certificated New Notes, we will make all payments of principal, premium, if any, additional amounts, if any, and interest in the manner described above under “— Payments on the New Notes; Paying Agent and Registrar.”

DESCRIPTION OF THE OLD NOTES

The terms of the Old Notes are identical in all material respects to those of the New Notes, except that: (1) the Old Notes have not been registered under the Securities Act, are subject to certain restrictions on transfer and are entitled to certain rights under the registration rights agreement (which rights will terminate upon consummation of the exchange offer, except under limited circumstances); and (2) the New Notes will not provide for any additional interest following this exchange offer.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax consequences of the exchange of Old Notes for New Notes. This discussion is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. The following relates only to New Notes that are acquired in this offering in exchange for Old Notes originally acquired at their initial offering for an amount of cash equal to their issue price. Unless otherwise indicated, this summary addresses only the U.S. federal income tax consequences relevant to investors who hold the Old Notes and the New Notes as “capital assets” within the meaning of Section 1221 of the Code. Paul Hastings LLP, counsel to the Company, has delivered to the Company a tax opinion relating to matters discussed under this heading.

This summary does not address all of the U.S. federal income tax considerations that may be relevant to a particular holder in light of the holder’s individual circumstances or to holders subject to special rules under U.S. federal income tax laws, such as banks and other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, tax-exempt organizations, entities and arrangements classified as partnerships for U.S. federal income tax purposes and other pass-through entities, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting, persons liable for U.S. federal alternative minimum tax, U.S. holders whose functional currency is not the U.S. dollar, U.S. expatriates, and persons holding Notes as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated investment. This discussion is limited to holders of the Old Notes who exchange such Old Notes for New Notes pursuant to the exchange offer and who hold the New Notes as capital assets. The discussion does not address any foreign, state, local or non-income tax consequences of the exchange of Old Notes for New Notes.

We cannot assure you that the IRS will not challenge any of the tax aspects of the exchange or the tax consequences described in this Prospectus or that such a challenge will not be successful. We have not obtained, and do not intend to obtain, a ruling from the IRS with respect to the U.S. federal tax considerations resulting from acquiring, holding or disposing of the New Notes. This discussion is for general purposes only. Holders are urged to consult their own tax advisors regarding the application of the U.S. federal income tax laws to their particular situations and the consequences under federal estate or gift tax laws, as well as foreign, state, or local laws and tax treaties, and the possible effects of changes in tax laws.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that, for U.S. federal income tax purposes, is:

(A)	an individual who is a citizen or resident of the United States;

(B)	a corporation, which is created or organized under the laws of the United States, any state therein or the District of Columbia;

(C)	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

(D)	a trust, if a court within the U.S. is able to exercise primary supervision over such trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or if the trust has made a valid election to be treated as a U.S. person.

As used herein, the term “non-U.S. holder” means a beneficial owner of a Note that, for U.S. federal income tax purposes, is an individual, corporation, estate or trust that is not a U.S. holder.

If an entity or arrangement taxable as a partnership holds the New Notes, the tax treatment of a partner will generally depend on the status of the partner and on the activities of the partnership. If you are a partner in a partnership considering an investment in the New Notes, you should consult your own tax advisors.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSIDERATIONS TO YOU OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NEW NOTES, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN OR OTHER FEDERAL TAX LAWS OR ANY TAX TREATY.

U.S. Federal Income Tax Consequences of the Exchange Offer to Holders of Old Notes

The exchange of Old Notes for New Notes pursuant to the exchange offer will not be a taxable transaction for U.S. federal income tax purposes. Holders of Old Notes will not recognize any taxable gain or loss as a result of such exchange and will have the same adjusted issue price, tax basis, and holding period in the New Notes as they had in the Old Notes immediately before the exchange. The U.S. federal income tax consequences of holding and disposing of the New Notes will be the same as those applicable to the Old Notes.

Effects of Certain Contingencies

We may be obligated to pay holders amounts in excess of the stated interest and principal payable on the New Notes, as described under “Description of New Notes-Prepayments” the obligation to make such contingent payments may implicate the provisions of Treasury Regulations governing “contingent payment debt instruments.” If the New Notes were treated as contingent payment debt instruments, holders subject to U.S. federal income taxation generally would be required to treat any gain recognized on the sale or other disposition of a Note as interest income rather than as capital gain, and the timing and amount of income inclusions on the Note may also be affected.

Under applicable Treasury Regulations, one or more contingencies will not cause a debt instrument to be treated as a contingent payment debt instrument if, based on all the facts and circumstances as of the issue date, such contingency or contingencies, in the aggregate, are “remote” or “incidental.” We intend to take the position, and assume in this discussion, that the likelihood that contingent payments will be made on the New Notes is remote and/or that such payments are incidental, and, therefore, that the New Notes are not contingent payment debt instruments within the meaning of applicable Treasury Regulations. Under such position, any amounts received as a prepayment (less an amount equal to any accrued interest not previously included in income, which will be treated as interest income for U.S. federal income and withholding tax purposes) should be included in the holder’s amount realized upon the disposition of the New Notes. In addition, if we become obligated to make additional interest payments, a holder should be required to include in income the amount of any such payments at the time such payments are received or accrued in accordance with such holder’s method of accounting. Our position is binding on a holder subject to U.S. federal income taxation unless such holder discloses a contrary position in the manner that is required by applicable Treasury Regulations. Holders should consult their own tax advisors regarding the possible application of the contingent payment debt instrument rules to the New Notes.

U.S. Holders

Stated interest

Stated interest on the New Notes generally will be taxable to a U.S. holder as ordinary interest income at the time it is paid or accrued in accordance with such holder’s regular method of accounting for U.S. federal income tax purposes.

Sale or other taxable disposition of the New Notes

Upon the disposition of a Note by sale, exchange, redemption or other taxable disposition, a U.S. holder generally will recognize gain or loss in an amount equal to the difference, if any, between: (i) the amount realized on the sale, exchange, redemption or other taxable disposition (other than amounts attributable to accrued but unpaid stated interest which, if not previously included in income, will be treated as interest paid on the New Notes) and (ii) a U.S. holder’s adjusted U.S. federal income tax basis in the note. A U.S. holder’s adjusted U.S. federal income tax basis in a note generally will equal the amount paid for the note, reduced by the amount of any payments other than qualified stated interest received by the U.S. holder.

Any gain or loss recognized will be capital gain or loss and will be long-term capital gain or loss if, on the date of the sale, exchange, redemption or other taxable disposition, the U.S. holder has held the note for more than one year. Long-term capital gain realized by a non-corporate U.S. holder generally will be subject to a maximum federal tax rate of 20 percent. Corporate U.S. holders generally are taxed on their net capital gains at regular corporate income tax rates. The deductibility of capital losses is subject to certain limitations.

Exchange pursuant to the exchange offer

The exchange of the Old Notes for the New Notes in the exchange offer will not be treated as an “exchange” for U.S. federal income tax purposes, because the New Notes will not be considered to differ materially in kind or extent from the Old Notes. Accordingly, the exchange of Old Notes for New Notes will not be a taxable event to holders for U.S. federal income tax purposes. Moreover, the New Notes will have the same tax attributes as the Old Notes exchanged therefor and the same tax consequences as the Old Notes have to holders, including without limitation, the same issue price, adjusted tax basis and holding period.

Medicare contribution tax on unearned income

Certain U.S. holders who are individuals, estates or certain trusts will generally be subject to an additional 3.8% federal tax on net investment income, which includes, among other things, interest on the New Notes and capital gain from the sale or other taxable disposition of the New Notes, unless certain exceptions apply. U.S. holders should consult their tax advisors regarding the effect, if any, of the Medicare contribution tax on their ownership and disposition of the New Notes.

Non-U.S. Holders

Interest

Generally, interest income of a non-U.S. holder that is not effectively connected with a U.S. trade or business will be subject to withholding at a rate of 30% or, if applicable, a lower rate specified by a treaty, although special rules apply to non-U.S. holders that are pass-through entities rather than corporations or individuals. However, the 30% U.S. federal tax withholding will not apply to any payment to a non-U.S. holder of interest on the New Notes under the “portfolio interest exemption” provided that such interest is not effectively connected with a U.S. trade or business and provided that the non-U.S. holder:

(A)	does not actually (or constructively) own 10% or more of the total combined voting power of all classes of our voting stock;

(B)	is not a controlled foreign corporation that is related to the issuer within the meaning of section 864(d)(4) of the Code; (C) is not a bank whose receipt of interest on the New Notes is pursuant to a loan agreement entered into in the ordinary course of business; and

(D)	has fulfilled the certification requirements set forth in section 871(h) or section 881(c) of the Code, as discussed below.

The certification requirements referred to above will be fulfilled if the non-U.S. holder certifies on IRS Form W-8BEN or other successor form, under penalties of perjury, that it is not a U.S. person for U.S. federal income tax purposes and provides its name and address, and (i) the non-U.S. holder files IRS Form W-8BEN or other successor form with the withholding agent or (ii) in the case of a note held on the non-U.S. holder’s behalf by a securities clearing organization, bank or other financial institution holding customers’ securities in the ordinary course of its trade or business, the financial institution files with the withholding agent a statement that it has received the IRS Form W-8BEN or other successor form from the holder and furnishes the withholding agent with a copy thereof; provided that a foreign financial institution will fulfill the certification requirement by filing IRS Form W-8IMY or other successor form if it has entered into an agreement with the IRS to be treated as a qualified intermediary. A non-U.S. holder should consult its own tax advisor regarding possible additional reporting requirements.

If a non-U.S. holder cannot satisfy the requirements described above, payments of interest made to it will be subject to the 30% U.S. federal withholding tax, unless the non-U.S. holder provides us with a properly executed (i) IRS Form W-8BEN (or successor form) claiming an exemption from (or a reduction of) withholding under the benefit of a tax treaty and stating its taxpayer identification number or (ii) IRS Form W-8ECI (or successor form) stating that payments on the New Notes are not subject to such withholding because such payments are effectively connected with its conduct of a trade or business in the United States, as discussed below.

Sale or other taxable disposition of the New Notes

Any gain realized on the sale, exchange, redemption or other taxable disposition of the New Notes by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

—

that gain is effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder, (and, if a tax treaty applies, such gain is attributable to a permanent establishment in the United States); or

—	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met.

To the extent that the amount realized on any sale, exchange, redemption or other taxable disposition of the New Notes is attributable to accrued but unpaid interest, such amount would be treated as interest.

Income effectively connected with a trade or business within the United States

If a non-U.S. holder is engaged in a trade or business in the United States and interest on the New Notes or gain from a sale, redemption or other disposition of the New Notes is effectively connected with the conduct of that trade or business (and, if an applicable tax treaty so provides, is attributable to a permanent establishment in the United States) the non-U.S. holder will be subject to U.S. federal income tax on the interest or gain on a net income basis in generally the same manner as if it were a U.S. holder. See “U.S. Holders,” above. In that case, the non-U.S. holder would not be subject to the 30% U.S. federal tax withholding and would be required to provide to the withholding agent a properly executed IRS Form W-8ECI or other successor form. In addition, a non-U.S. holder that is a corporation for U.S. federal income tax purposes may be subject to a branch profits tax with respect to such holder’s effectively connected earnings and profits (subject to adjustments) at a rate of 30% (or at a reduced rate under an applicable income tax treaty).

Information reporting and backup withholding

U.S. holders

Generally, a U.S. holder may be subject, under certain circumstances, to information reporting and/or backup withholding with respect to certain interest payments made on or with respect to the New Notes and proceeds from a sale, retirement or other disposition of the New Notes. This withholding applies only if a U.S. holder (i) fails to furnish the U.S. holder’s taxpayer identification number (“TIN”) (which for an individual is a social security number) within a reasonable time after a request therefor, (ii) furnishes an incorrect TIN, (iii) is notified by the IRS that the U.S. holder is subject to backup withholding due to a prior failure to report interest or dividends properly, or (iv) fails, under certain circumstances, to provide a certified statement, signed under penalty of perjury, that the TIN provided is correct and that the U.S. holder has not been notified by the IRS that the U.S. holder is subject to backup withholding. To prevent backup withholding, the U.S. holder or other payee is required to properly complete IRS Form W-9. These requirements generally do not apply with respect to certain holders, including tax-exempt organizations and certain financial institutions.

The backup withholding rate is currently 28%. Backup withholding is not an additional federal income tax. Any amount withheld from a payment under the backup withholding rules is allowable as a credit against your U.S. federal income tax liability (and may entitle you to a refund), provided that the required information is timely furnished to the IRS. A U.S. holder should consult the U.S. holder’s own tax advisor as to the U.S. holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

Non-U.S. holders

If a non-U.S. holder provides the applicable IRS Form W-8BEN, IRS Form W-8IMY or other applicable form, together with all appropriate attachments, signed under penalties of perjury, identifying the non-U.S. holder and stating that the non-U.S. holder is not a U.S. person, the non-U.S. holder will not be subject to IRS reporting requirements and U.S. backup withholding with respect to interest payments on the New Notes.

Under current Treasury Regulations, payments on the sale, exchange, redemption or other taxable disposition of a note made to or through a U.S. office of a broker generally will be subject to information reporting and backup withholding unless the holder either certifies its status as a non-U.S. holder under penalties of perjury on the applicable IRS Form W-8BEN, IRS Form W-8IMY or other applicable form (as described above) or otherwise establishes an exemption. The payment of the proceeds of the disposition of a note by a non-U.S. holder to or through a non-U.S. office of a non-U.S. broker will not be subject to backup withholding or information reporting unless the non-U.S. broker is a “U.S. Related Person” (as defined below). The payment of proceeds of the disposition of a note by a non-U.S. holder to or through a non-U.S. office of a U.S. broker or a U.S. Related Person generally will not be subject to backup withholding but will be subject to information reporting unless the holder certifies its status as a non-U.S. holder under penalties of perjury or the broker has certain documentary evidence in its files as to the non-U.S. holder’s foreign status and has no actual knowledge or reason to know that such holder is a U.S. person.

For this purpose, a “U.S. Related Person” is: (i) a “controlled foreign corporation” for U.S. federal income tax purposes, (ii) a foreign person 50% or more of whose gross income from all sources for a specified three-year period is derived from activities that are effectively connected with the conduct of a U.S. trade or business or (iii) a foreign partnership with certain connections to the United States.

Backup withholding is not an additional tax and may be refunded (or credited against the holder’s U.S. federal income tax liability, if any), provided that certain required information is timely furnished to the IRS. The information reporting requirements may apply regardless of whether withholding is required. Copies of the information returns reporting such interest or gain and any withholding also may be made available to the tax authorities in the country in which a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Legislation affecting taxation of New Notes held by or through foreign entities

Sections 1471-1474 of the Code (known as FATCA) imposes certain due diligence and information reporting requirements, particularly with respect to accounts held through foreign financial institutions (known as FATCA). Effective for payments made after June 30, 2014, a 30% U.S. federal withholding tax will apply to interest income from debt obligations of U.S. issuers and effective for payments made after December 31, 2016, a 30% U.S. withholding tax will apply on the gross proceeds from a disposition of such obligations paid to a foreign financial institution (including in certain instances where such institution is acting as an intermediary), unless such institution enters into an agreement with the U.S. Treasury Department to collect and provide to the Treasury Department substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The 30% U.S. federal withholding tax will also apply to interest income from such obligations and on the gross proceeds from the disposition of such obligations paid to a non-financial foreign entity (including in certain instances where such entity is acting as an intermediary) unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. We will not pay any additional amounts to non-U.S. holders in respect of any amounts withheld under FATCA. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Obligations outstanding on June 30, 2014 are generally exempt from the reporting and withholding requirements described in this paragraph. Absent any modification that causes the New Notes to be treated as having been reissued after June 30, 2014, the New Notes are not expected to be subject to the above mentioned reporting and withholding requirements.

Application of this withholding tax does not depend on whether the payment otherwise would be exempt from U.S. federal withholding tax under an exemption described under “Non-U.S. Holders” above. In the event that this withholding tax shall be imposed on any payment of interest on, or gross proceeds from the disposition or redemption of, a note, we have no obligation to pay additional amounts as a consequence thereof or to redeem the New Notes before their stated maturity. Investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in the New Notes.

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, THE ISSUER HEREBY NOTIFIES YOU THAT: (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES IN THIS PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY YOU FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED

ON HOLDERS UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING WITHIN THE MEANING OF CIRCULAR 230 OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS PROSPECTUS; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

PLAN OF DISTRIBUTION

Each broker-dealer that receives New Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective (the “Exchange Offer Registration Period”), we will make this Prospectus, as it may be amended or supplemented from time to time, available to such broker-dealers for use in connection with any such resales of New Notes, or, if earlier, when all New Notes subject to the exchange offer have been disposed of by such broker-dealers.

We will not receive any proceeds from any sale of New Notes by brokers-dealers. New Notes received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

After the exchange offer expires and during the Exchange Offer Registration Period (taking into account the deferral and suspension periods described above in “The Exchange Offer—Registration Rights Agreement”), the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the eligible holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Old Notes and New Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

Notwithstanding the foregoing, we may suspend the use of this prospectus by broker-dealers under specified circumstances. For example, we may suspend the use of this prospectus if:

—	the financial statements provided in the registration statement become stale;

—	the SEC or any state securities authority request an amendment or supplement to this prospectus or the related registration statement or requests additional information;

—	the SEC or any state securities authority issues any stop order suspending the effectiveness of the registration statement or initiates proceedings for that purpose;

—	we receive notification of the suspension of the qualification of the New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose;

—	the suspension is required by law;

—

we determine that the continued effectiveness of the registration statement of which this prospectus forms a part and use of this prospectus would require disclosure of confidential information related to a material acquisition or divestiture of assets or a material corporate transaction, event or development; or

—

an event occurs or we discover any fact which makes any statement made in the registration statement of which this prospectus forms a part untrue in any material respect or which requires the making of any changes in such registration statement in order to make the statements therein not misleading.

We will not receive any proceeds from the issuance of New Notes in the exchange offer.

VALIDITY OF THE NEW NOTES

The validity of the New Notes offered hereby will be passed upon for us by Venable LLP, Baltimore, Maryland; and the enforceability of the New Notes offered hereby will be passed upon for us by Paul Hastings LLP, Costa Mesa, California.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”

As of February 28, 2014, we had (i) approximately 108.9 million shares of common stock outstanding, (ii) no borrowings on our credit facility, (iii) $1,200 million in Senior Notes outstanding and (iv) $449 million of MRP Shares outstanding. As of February 28, 2014, we had net assets applicable to our common stock of approximately $3.8 billion and total assets of approximately $6.6 billion.

The following table sets forth information about our outstanding securities as of February 28, 2014 (the information in the table is unaudited; and amounts are in 000s):

Title of Class	Amount of Shares/ Aggregate Liquidation Preference/ Aggregate Principal Amount Authorized	Amount Held by Us or for Our Account	Actual Amount Outstanding
Common Stock	182,040	0	108,907
Series A Mandatory Redeemable Preferred Shares(1)	$104,000	$0	$104,000
Series B Mandatory Redeemable Preferred Shares(1)	8,000	0	8,000
Series C Mandatory Redeemable Preferred Shares(1)	42,000	0	42,000
Series E Mandatory Redeemable Preferred Shares(1)	120,000	0	120,000
Series F Mandatory Redeemable Preferred Shares(1)	125,000	0	125,000
Series G Mandatory Redeemable Preferred Shares(1)	50,000	0	50,000
Senior Notes, Series M	60,000	0	60,000
Senior Notes, Series O	65,000	0	65,000
Senior Notes, Series P	45,000	0	45,000
Senior Notes, Series Q	15,000	0	15,000
Senior Notes, Series R	25,000	0	25,000
Senior Notes, Series S	60,000	0	60,000
Senior Notes, Series T	40,000	0	40,000
Senior Notes, Series U	60,000	0	60,000
Senior Notes, Series V	70,000	0	70,000
Senior Notes, Series W	100,000	0	100,000
Senior Notes, Series X	14,000	0	14,000
Senior Notes, Series Y	20,000	0	20,000
Senior Notes, Series Z	15,000	0	15,000
Senior Notes, Series AA	15,000	0	15,000
Senior Notes, Series BB	35,000	0	35,000
Senior Notes, Series CC	76,000	0	76,000
Senior Notes, Series DD	75,000	0	75,000
Senior Notes, Series EE	50,000	0	50,000
Senior Notes, Series FF	65,000	0	65,000
Senior Notes, Series GG	45,000	0	45,000
Senior Notes, Series HH	250,000	0	250,000

(1)	Each share has a liquidation preference of $25.00.

Our principal office is located at 811 Main Street, 14th Floor, Houston, Texas 77002, and our telephone number is (713) 493-2020.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

—	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

—	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

—

Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

—	We may invest up to 15% of our total assets in any single issuer.

—

We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

—

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

—	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests—common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) , usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices and, as a result, more variability in such MLP’s distributable cash flow.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

The MLPs and other Midstream Energy Companies in which we invest primarily own and operate midstream assets, which are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related midstream assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Midstream assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck and rail from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities and end consumers, such as petrochemical facilities and other industrial users.

Similarly, midstream assets transport crude oil by pipeline, truck and rail from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck and rail from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency, and may be based on the market price of the transported commodity.

Description of Other Midstream Energy Companies

Other Midstream Energy Companies are companies, other than midstream MLPs, that own and operate midstream assets. These companies are not structured as master limited partnerships and are taxed as corporations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of other Midstream Energy Companies, (iii) equity securities of private Energy Companies and (iv) debt securities of Energy Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls. We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments. For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

FINANCIAL HIGHLIGHTS

The information in the following table is derived from our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2013 (the “2013 Audited Financial Statements”) which are incorporated by reference into our SAI. Copies of our SAI are available from us without charge upon request.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,									For the Period September 28, 2004(1) through November 30, 2004
	2013	2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.73)	(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	8.72	4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	7.99	3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—	—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.54)	(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.75)	(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.09	0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	—	0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.09	0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$34.30	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$37.23	$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	28.2%	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,									For the Period September 28, 2004(1) through November 30, 2004
	2013	2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.1	0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.5	2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.1	2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	14.4	7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	19.0%	12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income (loss) to average net assets(4)	(2.3)%	(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	21.2%	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$3,027,563	$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	1,175,000	890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	69,000	19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—	—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	449,000	374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	412.9%	418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	303.4%	296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$11.70	$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

Notes to the Financial Highlights

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Sales Price		Quarter-End Closing
				Net Asset Value Per	Premium/ (Discount) of
	High	Low	Sales Price	Share of Common Stock (1)	Sales Price to Net Asset Value (2)
Fiscal Year 2014
First Quarter	$39.85	$36.04	$36.55	$34.69	5.4%
Fiscal Year 2013
Fourth Quarter	$37.43	$34.55	$37.23	$34.30	8.5%
Third Quarter	38.92	34.82	35.57	33.01	7.8
Second Quarter	38.54	33.33	37.21	32.91	13.1
First Quarter	35.38	29.13	35.38	30.92	14.4
Fiscal Year 2012
Fourth Quarter	$31.65	$28.68	$31.13	$28.51	9.2%
Third Quarter	31.52	28.56	30.50	28.66	6.4
Second Quarter	31.47	27.80	28.99	26.38	9.9
First Quarter	32.89	28.34	31.40	30.08	4.4
Fiscal Year 2011
Fourth Quarter	$29.18	$25.53	$28.03	$27.01	3.8%
Third Quarter	30.37	24.35	28.40	26.01	9.2
Second Quarter	32.71	28.44	29.43	27.53	6.9
First Quarter	31.51	27.93	30.91	28.73	7.6

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2014, the last reported sales price of our common stock on the NYSE was $36.55, which represented a premium of approximately 5.4% to the NAV per share reported by us on that date.

As of February 28, 2014, we had approximately 108.9 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $3.8 billion.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker, Ron M. Logan and Jody C. Meraz.

Portfolio Management

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. since March 2005, of Kayne Anderson Energy Development Company since September 2006, and Kayne Anderson Midstream/Energy Fund, Inc. since November 2010. Mr. McCarthy currently serves as a Co-Managing Partner of KACALP and KAFA, and has served as a Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was global head of energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Co-Managing Partner of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of the Company, Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Firm Management

Richard A. Kayne is Chairman of Kayne Anderson and a Director of its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and PAA GP Holdings, L.P. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

Investment Professionals

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in master limited partnerships and other energy sub-sectors. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company, and serves on the Board of Directors of Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Ron M. Logan, Jr. is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in master limited partnerships and other energy sub-sectors. He also serves as our Senior Vice President and as Senior Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Managing Director for Kayne Anderson. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for midstream energy companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB in Economics from Princeton University in 2001 and a JD from The University of Texas School of Law in 2005.

Dennis Biray is an associate for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2013, Mr. Biray was an analyst in the Global Energy Investment Banking Division at Bank of America Merrill Lynch. Mr. Biray earned his B.B.A. in Business Honors and Corporate Finance from The University of Texas at Austin in 2009.

Harrison Little is an analyst for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2012, Mr. Little was an analyst in the Energy Investment Banking Group at Jefferies. Mr. Little earned his B.A. in Plan II and his B.B.A. in Business Honors from The University of Texas at Austin in 2011.

Matthew Ostendorf is an analyst for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2013, Mr. Ostendorf was an analyst in the Global Energy Investment Banking Division at Citigroup. Mr. Ostendorf earned his B.B.A. in Business Honors and Corporate Finance from The University of Texas at Austin in 2011.

Research Analysts

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in master limited partnerships and other Midstream Energy Companies. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Justin Campeau is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and other Midstream Energy Companies. Mr. Campeau earned a Bachelor of Commerce from McGill University in 2006.

Lou Lazzara is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and other Midstream Energy Companies. Prior to joining Kayne Anderson in March 2014, Mr. Lazzara worked as a research analyst for Citigroup Global Markets where he provided research of the Midstream Energy Sector with a focus on master limited partnerships. From 2003 to 2009, he worked for Fitch Ratings in their Structured Credit Group and as a director of their Fund and Asset Manager Rating Group. Prior thereto, Mr. Lazzara was a CPA and senior associate in PricewaterhouseCoopers’ Financial Services Group focusing on audits of mutual and hedge funds. Mr. Lazzara earned a BS degree in Accountancy from Villanova University in 2000 and an MBA from Columbia Business School in 2008.

David Dunning is a research analyst for Kayne Anderson. He is responsible for providing research coverage of Canadian energy infrastructure companies, master limited partnerships and other Energy Companies. Prior to joining Kayne Anderson in 2008, Mr. Dunning held internships with John S. Herold, Quintana Energy Partners, Quintana Maritime and Neuberger Berman. Mr. Dunning earned a BA degree in History from the University of Pennsylvania in 2008.

Jonathan Greenberg is a research analyst for Kayne Anderson. He is responsible for providing research coverage of marine transportation companies, master limited partnerships and other Energy Companies. Prior to joining Kayne Anderson in 2010, Mr. Greenberg was an analyst in the energy investment banking group of Deutsche Bank. Mr. Greenberg earned a B.A. in Economics and Managerial Studies from Rice University in 2008.

Eri Nosaka is a research analyst for Kayne Anderson. She is responsible for high yield debt analysis. Prior to joining Kayne Anderson in 2012, Ms. Nosaka worked as an analyst in the Leveraged Finance group at Morgan Stanley. From 2008 to 2010 Ms. Nosaka worked in the Securities department at Cravath, Swaine & Moore LLP. Ms. Nosaka earned a B.A. in International Studies and English Literature from Middlebury College in 2008.

Michael E. Schimmel is a research analyst and portfolio manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst and portfolio manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for Upstream Energy Companies. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Ian Sinnott is a research analyst for Kayne Anderson. He is responsible for the analysis of debt investments with an emphasis on Upstream Energy Companies. Mr. Sinnott rejoined Kayne Anderson in 2012, having previously worked as a research analyst responsible for Canadian upstream and midstream royalty and income trusts and MLPs from 2005 to 2010. Prior to that Mr. Sinnott worked for four years as an associate with Citigroup Asset Management in the Equity Research group. From 2010-2011, Mr. Sinnott was CFO of ruubix, Inc. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charter-holder and is a member of the CFA Institute and the New York Society of Security Analysts.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement between us and our Adviser, effective for periods commencing on or after December 12, 2006 (the “Investment Management Agreement”), we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average quarterly total assets less a fee waiver of 0.125% on assets in excess of $4.5 billion (as described below). During the fiscal year ended November 30, 2013, our management fee was 2.4% of our average net assets. On September 18, 2013, we renewed our investment management agreement with our Adviser for a period of one year, which expires on December 11, 2014. In conjunction with this renewal, we renewed the agreement with our Adviser to waive 0.125% of its 1.375% management fee on total assets in excess of $4.5 billion (the “fee waiver”). The fee waiver reduces our management fee to 1.25% on total assets in excess of $4.5 billion and is effective for a one-year period expiring on December 11, 2014.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2013, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 24.8% of our total assets as of February 28, 2014.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2013 Annual Report to Stockholders.

CAPITALIZATION

The following table sets forth our capitalization: (i) as of November 30, 2013; (ii) as adjusted to reflect the issuance of additional Series HH Senior Notes ($75 million) on February 7, 2014; (iii) the redemption of the Series N Senior Notes ($50 million) on February 18, 2014; and (iv) the issuance of 8,000,000 shares of common stock completed on February 20, 2014. We will not receive any proceeds from the exchange offer. In consideration for issuing the New Notes, we will receive in exchange Old Notes of like principal amount.

	As of November 30, 2013
	(Unaudited)
	Actual	As Adjusted
	($ in 000s, except per share data)
Repurchase Agreements, Cash and Cash Equivalents	$257	$240,904
Short-Term Debt:
Credit Facility	69,000	—
Long-Term Debt:
Senior Notes Series M (1)	60,000	60,000
Senior Notes Series N (1)(2)	50,000	—
Senior Notes Series O (1)	65,000	65,000
Senior Notes Series P (1)	45,000	45,000
Senior Notes Series Q (1)	15,000	15,000
Senior Notes Series R (1)	25,000	25,000
Senior Notes Series S (1)	60,000	60,000
Senior Notes Series T (1)	40,000	40,000
Senior Notes Series U (1)	60,000	60,000
Senior Notes Series V (1)	70,000	70,000
Senior Notes Series W (1)	100,000	100,000
Senior Notes Series X (1)	14,000	14,000
Senior Notes Series Y (1)	20,000	20,000
Senior Notes Series Z (1)	15,000	15,000
Senior Notes Series AA (1)	15,000	15,000
Senior Notes Series BB (1)	35,000	35,000
Senior Notes Series CC (1)	76,000	76,000
Senior Notes Series DD (1)	75,000	75,000
Senior Notes Series EE (1)	50,000	50,000
Senior Notes Series FF (1)	65,000	65,000
Senior Notes Series GG (1)	45,000	45,000
Senior Notes Series HH (1)(2)	175,000	250,000

Total Long-Term Debt: (2)	$1,175,000	$1,200,000
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (1)	$104,000	$104,000
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (1)	8,000	8,000
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (1)	42,000	42,000
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,800,000 shares issued and outstanding, 4,800,000 shares authorized) (1)	120,000	120,000
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (no shares authorized and outstanding, actual; 5,000,000 shares issued and outstanding, 5,000,000 shares authorized, as adjusted) (1)	125,000	125,000
Series G MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized) (1)	50,000	50,000

	As of November 30, 2013
	(Unaudited)
	Actual	As Adjusted
	($ in 000s, except per share data)
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 182,040,000 shares authorized 100,418,659 shares issued and outstanding, actual; 182,040,000 shares authorized, 108,418,659 shares issued and outstanding as adjusted; (1)(3)(4)	$100	$108
Paid-in capital (3)(4)	2,047,560	2,332,232
Accumulated net investment loss, net of income taxes, less dividends	(736,238)	(736,238)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	493,123	493,123
Net unrealized gains on investments and options, net of income taxes	1,639,371	1,639,371

Net assets applicable to common stockholders	$3,443,916	$3,728,596

(1)	We do not hold any of these outstanding securities for our account.
(2)	As adjusted, long-term debt reflects the February 7, 2014 Series HH Senior Notes offering of $75,000 (net proceeds of $74,967 including accrued interest and after fees and estimated offering costs) and the redemption of $50,000 of Series N Senior Notes on February 18, 2014.
(3)	On January 10, 2014, we issued 191,901 shares of common stock pursuant to our dividend reinvestment plan and from November 30, 2013 to the date of this offering we issued 296,180 shares of common stock pursuant to our at-the-market offering program which are not reflected in the as adjusted shares issued and outstanding.
(4)	On February 20, 2013, we completed a public offering of 8,000,000 shares of common stock. As adjusted, paid-in capital reflects the proceeds from that issuance of ($296,400), less $0.001 par value per share of common stock ($8), less the sales commission ($11,520) and less the estimated offering costs borne by us ($200).

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of February 28, 2014, our authorized capital consists of 182,040,000 shares of common stock, $0.001 par value per share; 4,160,000 shares of Series A MRP Shares ($104 million aggregate liquidation preference); 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference); 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference); 4,800,000 shares of Series E MRP Shares ($120 million aggregate liquidation preference); 5,000,000 shares of Series F MRP Shares ($125 million aggregate liquidation preference); and 2,000,000 shares of Series G MRP Shares ($50 million aggregate liquidation preference). As of February 28, 2014, there are no outstanding options or warrants to purchase our stock and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

Common Stock

General.    As of February 28, 2014, we had approximately 108.9 million shares of common stock outstanding. Shares of our common stock are listed on the NYSE under the symbol “KYN.”

All of our outstanding shares of common stock have been duly authorized and are fully paid and nonassessable. All of our outstanding shares of common stock are of the same class and have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

—	market conditions;

—	the timing of our investments in portfolio securities;

—	the securities comprising our portfolio;

—	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

—	the amount and timing of the use of borrowings and other leverage by us;

—	the effects of leverage on our common stock;

—	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

—	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.    So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions.

So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Senior Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights.    Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the MRP Shares.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

General.    As of February 28, 2014, there were 4,160,000 issued and outstanding shares of Series A MRP Shares, 320,000 issued and outstanding shares of Series B MRP Shares, 1,680,000 issued and outstanding shares of Series C MRP Shares, and 4,800,000 issued and outstanding shares of Series E MRP Shares, 5,000,000 issued and outstanding shares of Series F MRP Shares and 2,000,000 issued and outstanding shares of Series G MRPS, each with a liquidation preference of $25.00 per share.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.    Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, and (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines. The Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Fixed Dividend Rate, Payment of Dividends and Dividend Periods.    The applicable rate for each of the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares is 5.57% per annum, 4.53% per annum, 5.20% per annum, 4.25% per annum, 3.50% per annum and 4.60% per annum, respectively, and may be adjusted upon a change in the credit rating of such series of MRP Shares. Dividends on Series A MRP Shares, Series B MRP Shares and Series C MRP Shares will be payable quarterly and dividends on the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares will be payable monthly. Dividend periods for each series of the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares will end on February 28, May 31, August 31 and November 30, and dividend periods for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares will end at the end of each month. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares.

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of February 28, 2014, Fitch has assigned each of our outstanding series of MRP Shares a rating of “AA”. If the lowest credit rating assigned on any date to the then outstanding Series A MRP Shares, Series B MRP Shares or Series C MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A –”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB –”	1.50%
“BB+” and lower	4.00%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m. (or 3:00 p.m. for the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares), New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares).

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series A MRP Shares on May 7, 2017, all of the Series B MRP Shares on November 9, 2017, all of the Series C MRP Shares on November 9, 2020, all of the Series E MRP Shares on April 1, 2019, all of the Series F MRP Shares on April 15, 2020 and all of the Series G MRP Shares on October 1, 2021 (each such date, a “Term Redemption Date”).

Series A, B and C MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, Series B MRP Shares and Series C MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption), plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares, the Series B MRP Shares or the Series C MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 20 days in the case of Series A MRP Shares, or 12 days in the case of Series B MRP Shares or Series C MRP Shares, nor more than 40 days notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Series E, F and G MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares, as the case may be, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 30 calendar days nor more than 40 calendar days prior notice. This optional redemption is limited during the first year the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares as the case may be, are outstanding to situations in which the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than 235% for any five business days within a 10 business day period. The amount of Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares as the case may be, that may be redeemed during the first year may not exceed an amount that results in an asset coverage of more than 250% pro forma for such redemption. Subject to the foregoing conditions, at any time on or prior to March 20, 2013 in the case of the Series E MRP Shares, April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, we may redeem the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be, at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After March 20, 2013 in the case of the Series E MRP Shares, April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, subject to the foregoing conditions, we may redeem the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be, at the Optional Redemption Price per share.

The “Optional Redemption Price” in the case of Series E MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After March 20, 2013 and on or before March 20, 2014	101.0%
After March 20, 2014 and on or before March 20, 2015	100.5%
After March 20, 2015 and on or before the Series E MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series F MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After April 14, 2014 and on or before April 14, 2015	101.0%
After April 14, 2015 and on or before April 14, 2016	100.5%
After April 14, 2016 and on or before the Series F MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series G MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After September 30, 2014 and on or before September 30, 2015	101.0%
After September 30, 2015 and on or before September 30, 2016	100.5%
After September 30, 2016 and on or before the Series G MRP Shares Term Redemption Date	100.0%

If fewer than all of the outstanding Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be, are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities (as defined in the articles supplementary for the applicable series of MRP Shares) with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be, by reason of the redemption of the applicable Series of MRP Shares on such date fixed for the redemption and (ii) we would satisfy the basic maintenance amount for such series of MRP Shares.

We also reserve the right, but have no obligation, to repurchase Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, in market or other transactions from time to time in accordance with applicable law and our charter and at a price that may be more or less than the liquidation preference of the Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be.

Mandatory Redemption.    If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

If, while any Series B MRP Shares, Series C MRP Shares, Series E MRP Shares, Series F MRP Shares or Series G MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date this 30 days from such business day (any such day, a “Series B, C, E, F&G Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares, the Series C MRP Shares, the Series E MRP, Series F MRP Shares and Series G MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus, in the case of Series B MRP Shares or Series C MRP Shares, a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B, C, E, F&G Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and Series B, C, E, F&G Asset Coverage Cure Date, respectively (and in the case of the Series E MRP Shares, Series F MRP Shares and Series G MRP Shares, not earlier than 30 days after such date) (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding Series A MRP Shares, Series B MRP Shares or Series C MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold. If fewer than all of the outstanding Series E MRP Shares, Series F MRP Shares or Series G MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be purchased pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

Redemption Procedure.    In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) only with respect to a purchase of Series A MRP Shares, Series B MRP Shares or Series C MRP Shares, we make an offer to purchase or otherwise acquire any Series A MRP Shares, Series B MRP Shares or Series C MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Series E, F and G MRP Shares—Term Redemption Liquidity Account.    On or prior to November 30, 2018 for the Series E MRP Shares, on or prior to December 15, 2019 for the Series F MRP Shares, and on or prior to June 1, 2021 for the Series G MRP Shares (each such date, a “Liquidity Account Initial Date”), we will cause our custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such series of MRP Shares.

The “Term Redemption Amount” for Series E MRP Shares, Series F MRP Shares and Series G MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date of such series of MRP Shares, based on the number of such series of MRP Shares then outstanding, assuming for this purpose that the Dividend Rate for such series of MRP Shares in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such series of MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a market value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the redemption price for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be. The Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Series E MRP Shares paying agent, the Series F MRP Shares paying agent or the Series G MRP Shares paying agent, as the case may be, of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares, as the case may be, on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Limitations on Distributions.    So long as we have senior securities representing indebtedness (including Senior Notes) and senior securities (including preferred stock) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (5) there is no event of default or default under the terms of our senior securities representing indebtedness.

Liquidation Rights.    In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of two-thirds of our outstanding preferred stock, or if the NYSE amends its voting rights policy to allow investment companies regulated under the 1940 Act to use the 1940 Act Majority (as defined in our Charter) voting standard, the affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights.    We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.    Our Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are not listed on an exchange or an automated quotation system. Our Series E MRP Shares are listed on the NYSE under the symbol “KYNPRE”. Our Series F MRP Shares are listed on the NYSE under the symbol “KYNPRF”. Our Series G MRP Shares are listed on the NYSE under the symbol “KYNPRG”.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares, Series B MRP Shares and Series C MRP Shares. American Stock Transfer & Trust Company serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series E MRP Shares, our Series F MRP Shares and our Series G MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.

General

As of February 28, 2014, the Company had $1,200 million, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

The table below set forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding February 28, 2014 ($ in millions)	Fixed/Floating Interest Rate	Maturity
M	$60	4.560%	November 2014
O	65	4.210%	May 2015
P	45	3-month LIBOR + 160 bps	May 2015
Q	15	3.230%	November 2015
R	25	3.730%	November 2017
S	60	4.400%	November 2020
T	40	4.500%	November 2022
U	60	3-month LIBOR + 145 bps	May 2016
V	70	3.710%	May 2016
W	100	4.380%	May 2018
X	14	2.460%	May 2015
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022
DD	75	2.74%	April 2019
EE	50	3.200%	April 2021
FF	65	3.570%	April 2023
GG	45	3.670%	April 2025
HH	250	3-month LIBOR + 125bps	August 2016

	$1,200

Interest.    The fixed rate Senior Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Senior Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Senior Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of February 28, 2014, each series of Senior Notes were rated “AAA” by Fitch. In the event the credit rating on any series of Senior Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements (or, with with respect to the Series HH Notes, the Indenture) relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series Q, R, S, T, V, W, X, Y, Z, AA, BB, CC, DD, EE, FF or GG Senior Notes at par plus 2%. We may prepay all or any part of the Series HH Notes to cure certain events of default regarding minimum coverage ratios under the Indenture governing such Series HH Notes at par plus 1% subject to certain notice requirements in the Indenture.

Events of Default and Acceleration of Senior Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

—	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

—	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

—

default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

—

default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

—	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

—	KAFA or one of its affiliates is no longer our investment adviser;

—	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

—

other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

—

if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

—	other certain “events of default” provided with respect to the Senior Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our Senior Notes are not listed on an exchange or automated quotation system.

Paying Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.    Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2015, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.    Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.    Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.    Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT OBJECTIVE	SAI-2

INVESTMENT POLICIES	SAI-2

OUR INVESTMENTS	SAI-4

MANAGEMENT	SAI-10

CONTROL PERSONS	SAI-20

INVESTMENT ADVISER	SAI-22

CODE OF ETHICS	SAI-23

PROXY VOTING PROCEDURES	SAI-23

PORTFOLIO MANAGER INFORMATION	SAI-24

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-25

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-26

TAX MATTERS	SAI-27

PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-28

REGISTRATION STATEMENT	SAI-29

FINANCIAL STATEMENTS	SAI-29

EXPERTS	SAI-29

OTHER SERVICE PROVIDERS	SAI-29

$75,000,000

KAYNE ANDERSON MLP INVESTMENT COMPANY

Series HH Floating Rate Senior Notes due August 19, 2016

PROSPECTUS

            , 2014

All tendered Old Notes, executed letters of transmittal and other related documents should be directed to the exchange agent at the numbers and address below. Requests for assistance with respect to the procedures for tendering the Old Notes and for additional copies of the prospectus, the letter of transmittal and other related documents should also be directed to the exchange agent.

The exchange agent for the exchange offer is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

AS EXCHANGE AGENT

By Facsimile for Eligible institutions: (732) 667-9408 Attention: Adam DeCapio	By Mail/Overnight Courier/Hand: c/o The Bank of New York Mellon Trust Company, N.A. c/o The Bank of New York Mellon Corporation
Confirm by Telephone: (315) 414-3360	Corporate Trust Operations—Reorganization Unit 111 Sanders Creek Parkway East Syracuse, NY 13057 Attention: Adam DeCapio

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated April 10, 2014

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).

This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated             , 2014 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This SAI is dated             , 2014.

Page
INVESTMENT OBJECTIVE	SAI-2
INVESTMENT POLICIES	SAI-2
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-10
CONTROL PERSONS	SAI-20
INVESTMENT ADVISER	SAI-22
CODE OF ETHICS	SAI-23
PROXY VOTING PROCEDURES	SAI-23
PORTFOLIO MANAGER INFORMATION	SAI-24
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-25
LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-26
TAX MATTERS	SAI-27
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-28
REGISTRATION STATEMENT	SAI-29
FINANCIAL STATEMENTS	SAI-29
EXPERTS	SAI-29
OTHER SERVICE PROVIDERS	SAI-29

SAI-1

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related partnerships, limited liability companies and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

(1) For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

(2) We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

(3) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

SAI-2

(4) We may invest up to 15% of our total assets in any single issuer.

(5) We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

(6) Under normal market conditions, our policy is to utilize our debt securities, our revolving credit facility and other borrowings (collectively, “Borrowings”) and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 56.7% of our net asset value as of February 28, 2014). However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

(7) We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

SAI-3

OUR INVESTMENTS

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests – common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) , usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices and, as a result, more variability in such MLP’s distributable cash flow.

The MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, marine transportation MLPs, upstream MLPs and other MLPs:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

•	Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain Upstream MLPs are structured more like royalty trusts with a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the MLP’s reserves are produced.

SAI-4

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Other MLPs are engaged in owning energy assets or providing energy-related services which do not fit in the five categories listed above. Examples of business activities conducted by other MLPs include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process whereby propane is turned into propylene, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer. Each of these MLPs generates qualified income and qualifies for federal tax treatment as a partnership.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units. Common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. We intend to purchase common units in market transactions as well as directly from the partnership or other large unitholders in private placements. Unlike owners of common stock of a corporation, common unitholders have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs typically distribute all of their distributable cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units (but not debt or preferred units), to the remaining assets of the MLP. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units directly from these parties as well as newly issued subordinated units from the MLP. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including MLPs with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

SAI-5

General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of such MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights (“IDRs”). IDRs are typically issued to the MLP’s general partner at formation and entitle the holder to receive cash distributions after the distributions to common unitholders meet certain prescribed levels. Most MLPs with IDRs entitle holders of such IDRs to receive up to 48% of incremental cash distributions after such MLP has increased its distributions to common unitholders by 50% above its MQD.

I-Shares. We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, our Adviser’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

Our Adviser will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Adviser believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

SAI-6

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls. We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments. For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

SAI-7

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and this SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

SAI-8

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-9

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea, Jr. The directors who are not “interested persons” of our Adviser or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”

Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class expires in 2015, terms of the second and third classes expire in 2016 and 2014, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Third Floor, Los Angeles, CA 90067 and 811 Main Street, 14th Floor, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), each a closed-end investment company registered under the 1940 Act that is advised by our Adviser.

Independent Directors

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director	3-year term (until the 2016 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE

SAI-10

Steven C. Good (born 1942)	Director	3-year term (until the 2015 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	2

Current:

•   KYE

•   Teeccino Caffe Inc. (beverage manufacturer and distributor)

•   Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

Prior:

•   Kayne Anderson Rudnick Mutual Funds (2) from 1998 to 2002

SAI-11

William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2016 Annual Meeting of Stockholders)/served since 2008	Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) since March 2010. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

•   KYE

•   PVR (midstream MLP)

•   Niska Gas Storage Partners LLC (natural gas storage MLP)

•   USA Compression Partners, LP (natural gas compression MLP)

Prior:

•   BGH (general partner of BPL)

•   BPL (midstream MLP)

•   Gibson Energy ULC (midstream energy)

•   PVG (owned general partner of PVR)

•   Penn Virginia Corporation (oil and gas exploration and production company)

SAI-12

Interested Director

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE, KED and KMF since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYE

•   KED

•   KMF

•   Range Resources Corporation (oil and gas exploration and production company)

•   Emerge Energy Services LP (frac sand MLP)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (marine transportation MLP)

•   ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our Adviser, and, as a result as of February 28, 2010, the Fund Complex included KYE, KED and KMF.
(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was as affiliate of KACALP.

SAI-13

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, our investment adviser.

SAI-14

Officers

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer
James C. Baker (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: • KED Prior: • K-Sea Transportation Partners LP (marine transportation MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005, of KED since September 2006 and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: • The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006, Senior Vice President of KMF since June 2012, Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Current: • VantaCore Partners LP (aggregates company)

Jody Meraz (born 1978)	Vice President	Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer	Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since 2012 and of KYE, KED, KMF and KA Associates, Inc. (broker-dealer) since December 2013.	None

SAI-15

David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005, of KED since 2006 and of KMF since August 2010.	None

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Isenberg and Shea are members of the Nominating Committee. The Nominating Committee met three times during the fiscal year ended November 30, 2013. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Isenberg and McCarthy are members of the Valuation Committee. The Valuation Committee met five times during the fiscal year ended November 30, 2013.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met two times during the fiscal year ended November 30, 2013.

Director Compensation

Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $110,000 annual retainer for serving as a director on our board and on the board of KYE. As of November 30, 2013, 80% and 20% of the retainer would have been allocated to us and KYE, respectively. The chairperson of the Audit Committee will receive additional compensation of $10,000 annually. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting attended in person and $2,000 per Board meeting attended via telephone; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth compensation by us for the fiscal year ended November 30, 2013 to the Independent Directors. We have no retirement or pension plans.

Name of Director	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex(1)
Anne K. Costin	$103,786	$141,502
Steven C. Good	$104,786	$149,002
Gerald I. Isenberg	$99,786	$137,002
William H. Shea	$99,786	$134,502

(1)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

SAI-16

Security Ownership of Management

As of November 30, 2013, certain officers of our Adviser, including all of our officers, own, in the aggregate, approximately $9 million of our common stock.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of November 30, 2013:

Name of Director	Dollar Range(1) of Our Equity Securities Owned by Director(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex(3)
Independent Directors
Anne K. Costin	$50,001 – $100,000	Over $100,000
Steven C. Good	$50,001 – $100,000	Over $100,000
Gerald I. Isenberg	Over $100,000	Over $100,000
William H. Shea	Over $100,000	Over $100,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000. (2) As of November 30, 2013, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity securities. (3) The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser. Mr. McCarthy also oversees Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, both investment companies managed by our Adviser.

Except as described in the table below, as of the date of this SAI, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of November 30, 2013.

Director	Name of Owners and Relationships to Director	Company/Partnership	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II, LP(1)	Partnership units	$27,415	0.32%
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,685,098	0.34%

(1)	The parent company of our Adviser may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of our directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.

SAI-17

Kevin S. McCarthy. Mr. McCarthy is our Chairman, President and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KMF, he is also on the board of directors of Range Resources Corporation and Emerge Energy Services LP. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance since 2007. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Steven C. Good. Mr. Good has worked as an independent consultant since his retirement, effective February 1, 2010, from the accounting firm of CohnReznick LLP, where he had been an active partner since 1976;. He founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYN and KYE directorships, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYN and KYE directorships, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to our oversight. Mr. Isenberg also brings to the Board an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP since March 2010. Mr. Shea also serves as a director of PVR. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and as director for USA Compression Partners, LP, another MLP. Mr. Shea served as a director of PVG from March 2010 to March 2011 and of Penn Virginia Corporation, a company engaged in oil and gas exploration and production, from July 2007 to June 2010. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

SAI-18

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”

As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure-a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors-is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and our Adviser to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

SAI-19

CONTROL PERSONS

As of March 31, 2014, there were no persons who owned more than 25% of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

As of March 31, 2014, the following persons owned of record or beneficially 5% or more of our outstanding common stock:

Name and Address	Shares Held(1)	Percentage of Outstanding Shares(2)
Bank of America Merrill Lynch (US) One Bryant Park 42nd and 6th at the BofA New York, NY 10036-6728	5,933,299	5.4%

(1)	Based on the most recent 13F filings available.
(2)	Based on 108,906,740 shares outstanding as of March 31, 2014.

As of March 31, 2014, the following persons owned of record or beneficially 5% or more of our Series A MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Metropolitan Life Insurance Company and Affiliates 1095 Avenue of the Americas New York, NY 10036	1,280,000	30.8%
Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,040,000	25.0
Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	600,000	14.4
Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	600,000	14.4

(1)	Based on 4,160,000 shares outstanding as of March 31, 2014.

As of March 31, 2014, the following persons owned of recorder beneficially 5% or more of our Series B MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	320,000	100%

As of March 31, 2014, the following persons owned of record or beneficially 5% or more of our Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	600,000	35.7%
Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	440,000	26.2
Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	320,000	19.1

SAI-20

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	160,000	9.5
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	160,000	9.5

(1)	Based on 1,680,000 shares outstanding as of March 31, 2014.

As of March 31, 2014, the following persons owned of record or beneficially 5% or more of our Series E MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Sun Life Assurance Company of Canada (Toronto) 150 King Street West, 3rd Floor Toronto M5H 1J9 Canada	600,000	12.5%
Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534-4559	350,986	7.3
River North Capital Management LLC 325 North LaSalle Street—645 Chicago, IL 60654-3378	343,834	7.2

(1)	Based on 4,800,000 shares outstanding as of March 31, 2014.

As of March 31, 2014, we are not aware of any person owning of record or beneficially 5% or more of our Series F MRP Shares or our Series G MRP Shares.

SAI-21

INVESTMENT ADVISER

Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. Our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). We pay our Adviser a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets. Our Adviser has agreed, for a period of one year ending on December 11, 2014, to waive 0.125% of its management fee on total assets in excess of $4.5 billion (thereby reducing the management fee to 1.25% on total assets in excess of $4.5 billion). For purposes of calculating the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us. Investment management fees for the fiscal years ended November 30, 2013, 2012 and 2011 were $72.9 million, $57.2 million and $46.5 million, respectively. During the fiscal years ending November 30, 2013, 2012 and 2011, our management fee was approximately 2.4%, 2.4% and 2.4%, respectively, of our average net assets.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2013 so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to our Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel (including those who are affiliates of our Adviser) reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.

On September 14, 2006, at an in-person meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with KACALP. Following the recommendation of the Board, at a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with KAFA described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 24.8% of our total assets as of February 28, 2014.

The most recent discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2013 filed with the SEC on January 17, 2014.

SAI-22

CODE OF ETHICS

We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.

Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in the best interest of the Company, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

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•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2013. We and Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay our Adviser a management fee at an annual rate of 1.375% of our average total assets. Our Adviser has agreed, for a period of one year ending on December 11, 2014, to waive 0.125% of its management fee on total assets in excess of $4.5 billion (thereby reducing the management fee to 1.25% on total assets in excess of $4.5 billion).

Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

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Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	3	$3,084	0	N/A	0	N/A
J.C. Frey	5	$3,374	0	N/A	10	$995

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	0	N/A	2	$1,190	1	$70
J.C. Frey	0	N/A	14	$4,688	2	$86

Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2013, Mr. McCarthy and Mr. Frey owned over $1,000,000 of our equity, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Directors, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our Adviser and/or its affiliates. If approved by our Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

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Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, our Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing some or all of its accounts; not all of such services may be used by our Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2011, November 30, 2012 and November 30, 2013, we did not pay any brokerage commissions.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty,

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(b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Certain United States Federal Income Tax Considerations”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our net taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make distributions or interest payments on our securities. We are also obligated to pay state income tax on our taxable income.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

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In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains because we are a corporation. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.

In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the shareholder on a taxable disposition of our securities compared to such shareholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a shareholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common and preferred stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

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REGISTRATION STATEMENT

A Registration Statement on Form N-14, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplements and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplements and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2013 (the “2013 Audited Financial Statements”), contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2013, were filed by us with the SEC on January 17, 2014 (the “2013 Annual Report”). The 2013 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this SAI. A copy of the 2013 Audited Financial Statements must accompany the delivery of this SAI.

You can obtain, without charge, copies of our 2013 Audited Financial Statements, our 2013 Annual Report and our SAI. Copies of our SAI, annual reports, including our 2013 Annual Report, our semi-annual and quarterly reports to stockholders (when available), and additional information about us may be obtained by calling toll-free at (877) 657-3863, of by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at http://www.kaynefunds.com. The information contained in or accessed through, our website is not a part of this Prospectus or SAI. You may also obtain a copy of such reports, proxy statements, the Prospectus and the SAI (and other information regarding the Company) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Company’s annual and semi-annual reports (when available) and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

EXPERTS

The 2013 Audited Financial Statements incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

OTHER SERVICE PROVIDERS

JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.

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KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant

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of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit	Exhibit Name

(1)(a)	Registrant’s Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 1, 2004.

(1)(b)	Registrant’s Articles Supplementary for Series A Mandatory Redeemable Preferred Stock is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on July 6, 2010.

(1)(c)	Registrant’s Articles Supplementary for Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(1)(d)	Registrant’s Articles Supplementary for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(1)(e)	Registrant’s Articles Supplementary for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(1)(f)	Registrant’s Articles Supplementary for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(2)	Registrant’s Amended and Restated Bylaws of Registrant is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(3)	Voting Trust Agreement — none.

(4)	Agreement of acquisition, reorganization, merger, liquidation — none.

(5)(a)	Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated August 22, 2013 is incorporated herein by reference to Exhibit (k)(26) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(b)	First Supplemental Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated August 22, 2013 is incorporated herein by reference to Exhibit (13)(d) of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-192144 and 811-21593) as filed with the Securities and Exchange Commission on November 6, 2013.

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Exhibit	Exhibit Name

(5)(c)	Second Supplemental Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(30) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(d)	Note Purchase Agreement for Series HH Notes among the Registrant and certain of its affiliates and UBS Securities LLC dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(28) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(e)	Registration Rights Agreement relating to the Series HH Notes among the Registrant and UBS Securities LLC dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(29) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(f)	Form of Series HH Floating Rate Senior Notes ($75 million aggregate principal amount) is incorporated herein by reference to Exhibit (k)(31) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(g)	Form of Fitch Rating Guidelines is incorporated herein by reference to Exhibit (d)(2) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on October 26, 2011.

(6)(a)	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(6)(b)	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(6)(c)	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(3) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(6)(d)	Letter Agreement between Registrant and KA Fund Advisors, LLC dated October 1, 2012 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 is incorporated herein by reference to Exhibit (g)(4) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on October 31, 2012.

(7)(a)	Underwriting Agreement by and among the Registrant, KA Fund Advisors, LLC, Kayne Anderson Capital Advisors, L.P. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities LLC, as representatives of the several Underwriters dated February 20, 2014 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 20, 2014.

(7)(b)	Controlled Equity OfferingSM Sales Agreement among the Registrant, KA Fund Advisors, LLC, Kayne Anderson Capital Advisers, L.P. and Cantor Fitzgerald & Co. dated March 28, 2014 is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

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Exhibit	Exhibit Name

(9)(a)	Form of Custody Agreement is incorporated herein by reference to Exhibit 99.6 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(9)(b)	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit (j)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.

(10)	Not applicable.

(11)(a)	Opinion and Consent of Venable LLP dated April 10, 2014 relating to the issuance of the New Notes — filed herewith.

(11)(b)	Opinion and Consent of Paul Hastings LLP dated April 10, 2014 relating to the enforceability of the New Notes — filed herewith.

(12)	Opinion and Consent of Paul Hastings LLP dated April 10, 2014 with respect to certain tax matters – filed herewith.

(13)(a)	Closed-End Services Agreement among the Registrant, Ultimus Fund Solutions, LLC and the other parties thereto dated November 15, 2013 is incorporated herein by reference to Exhibit (k)(1) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

(13)(b)	Form of Transfer Agency Agreement is incorporated herein by reference to Exhibit 99.3 of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 27, 2004.

(13)(c)	Credit Agreement among the Registrant, JPMorgan Chase Bank, N.A. and the several lenders from time to time parties thereto dated June 26, 2009 is incorporated herein by reference to Exhibit (k)(4) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(d)	Accession Agreement among Citibank, N.A., the Registrant, JP Morgan Chase Bank, N.A. and the lenders parties thereto dated July 1, 2009 is incorporated herein by reference to Exhibit (k)(5) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

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Exhibit	Exhibit Name

(13)(e)	Termination, Replacement and Restatement Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated June 11, 2010 is incorporated herein by reference to Exhibit (k)(6) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(f)	First Amendment Agreement to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated October 25, 2010 is incorporated herein by reference to Exhibit (k)(7) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(g)	Second Amendment Agreement to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated February 25, 2011 is incorporated herein by reference to Exhibit (k)(8) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(h)	Third Amendment Agreement to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated October 17, 2011 is incorporated herein by reference to Exhibit (k)(9) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on October 26, 2011.

(13)(i)	Fourth Amendment to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J.P. Morgan Securities Inc., and the several banks from time to time parties thereto dated April 13, 2012 is incorporated herein by reference to Exhibit (k)(11) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(13)(j)	Note Purchase Agreement for Series G Notes, Series H Notes, Series I Notes, Series J Notes, Series K Notes and Series L Notes dated June 19, 2008 is incorporated herein by reference to Exhibit (k)(5) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-151975 and 811-21593) as filed with the Securities and Exchange Commission on August 13, 2008.

(13)(k)	Note Purchase Agreement for Series M Notes and Series N Notes dated November 4, 2009 is incorporated herein by reference to Exhibit (k)(10) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(l)	Note Purchase Agreement for Series O Notes and Series P Notes dated May 7, 2010 is incorporated herein by reference to Exhibit (k)(11) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(m)	Note Purchase Agreement for Series Q Notes, Series R Notes, Series S Notes and Series T Notes dated November 9, 2010 is incorporated herein by reference to Exhibit (k)(12) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(n)	Note Purchase Agreement for Series U Notes, Series V Notes and Series W Notes dated May 26, 2011 is incorporated herein by reference to Exhibit (k)(14) of Pre-3Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on December 9, 2011.

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Exhibit	Exhibit Name

(13)(o)	Note Purchase Agreement for Series X Notes, Series Y Notes, Series Z Notes, Series AA Notes, Series BB Notes and Series CC Notes dated May 3, 2012 is incorporated herein by reference to Exhibit (k)(17) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(13)(p)	Note Purchase Agreement for Series DD Notes, Series EE Notes, Series FF Notes and Series GG Notes dated April 16, 2013 is incorporated herein by reference to Exhibit (k)(18) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(13)(q)	Note Purchase Agreement for Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(19) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(13)(r)	Registration Rights Agreement relating to the Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(13)(s)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series D Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(13) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 5, 2011.

(13)(t)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(17) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(13)(u)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(13)(v)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(24) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(13)(w)	Credit Agreement among the Registrant, JPMorgan Chase Bank, N.A., and the several banks from time to time parties thereto dated March 5, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 7, 2013.

(13)(x)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as the Trustee under the Indenture of Trust dated August 22, 2013 is incorporated herein by reference to Exhibit (k)(27) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

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Exhibit	Exhibit Name

(13)(y)	Form of Series HH Floating Rate Senior Notes ($175 million aggregate principal amount) is incorporated herein by reference to Exhibit (13)(e) of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-192144 and 811-21593) as filed with the Securities and Exchange Commission on November 6, 2013.

(13)(z)	Credit Agreement between the Registrant and Sumitomo Mitsui Banking Corporation dated as of February 18, 2014 is incorporated herein by reference to Exhibit (k)(32) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(13)(a)(a)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as the Trustee under the Indenture — filed herewith.

(14)	Consent of Registrant’s independent auditors — filed herewith.

(15)	Omitted financial statements — none.

(16)	Powers of Attorney — filed herewith.

(17)(a)	Form of Letter of Transmittal — filed herewith.

(17)(b)	Form of Notice of Guaranteed Delivery — filed herewith.

(17)(c)	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees — filed herewith.

(17)(d)	Form of Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees — filed herewith.

(17)(e)	Form W-9 — filed herewith.

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 10th day of April, 2014.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Title: Chairman and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. McCARTHY Kevin S. McCarthy	Director, Chief Executive Officer and President (Principal Executive Officer)	April 10, 2014

/s/ TERRY A. HART Terry A. Hart	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	April 10, 2014

/s/ ANNE K. COSTIN* Anne K. Costin	Director	April 10, 2014

/s/ STEVEN C. GOOD* Steven C. Good	Director	April 10, 2014

/s/ GERALD I. ISENBERG* Gerald I. Isenberg	Director	April 10, 2014

/s/ WILLIAM H. SHEA* William H. Shea	Director	April 10, 2014

*By: /s/ DAVID A. HEARTH David A. Hearth	Attorney-in-Fact	April 10, 2014

The original powers of attorney authorizing David A. Hearth to execute this Registration Statement and any amendments thereto for the directors of the Registrant on whose behalf this Registration Statement is filed have been executed and are incorporated by reference herein as Exhibit (16).

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Exhibit Index

Exhibit	Exhibit Name

(1)(a)	Registrant’s Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 1, 2004.

(1)(b)	Registrant’s Articles Supplementary for Series A Mandatory Redeemable Preferred Stock is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on July 6, 2010.

(1)(c)	Registrant’s Articles Supplementary for Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(1)(d)	Registrant’s Articles Supplementary for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(1)(e)	Registrant’s Articles Supplementary for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(1)(f)	Registrant’s Articles Supplementary for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(2)	Registrant’s Amended and Restated Bylaws of Registrant is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(3)	Voting Trust Agreement — none.

(4)	Agreement of acquisition, reorganization, merger, liquidation — none.

(5)(a)	Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated August 22, 2013 is incorporated herein by reference to Exhibit (k)(26) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(b)	First Supplemental Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated August 22, 2013 is incorporated herein by reference to Exhibit (13)(d) of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-192144 and 811-21593) as filed with the Securities and Exchange Commission on November 6, 2013.

1

Exhibit	Exhibit Name

(5)(c)	Second Supplemental Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(30) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(d)	Note Purchase Agreement for Series HH Notes among the Registrant and certain of its affiliates and UBS Securities LLC dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(28) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(e)	Registration Rights Agreement relating to the Series HH Notes among the Registrant and UBS Securities LLC dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(29) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(f)	Form of Series HH Floating Rate Senior Notes ($75 million aggregate principal amount) is incorporated herein by reference to Exhibit (k)(31) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(5)(g)	Form of Fitch Rating Guidelines is incorporated herein by reference to Exhibit (d)(2) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on October 26, 2011.

(6)(a)	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(6)(b)	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(6)(c)	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(3) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(6)(d)	Letter Agreement between Registrant and KA Fund Advisors, LLC dated October 1, 2012 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 is incorporated herein by reference to Exhibit (g)(4) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on October 31, 2012.

(7)(a)	Underwriting Agreement by and among the Registrant, KA Fund Advisors, LLC, Kayne Anderson Capital Advisors, L.P. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities LLC, as representatives of the several Underwriters dated February 20, 2014 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 20, 2014.

(7)(b)	Controlled Equity OfferingSM Sales Agreement among the Registrant, KA Fund Advisors, LLC, Kayne Anderson Capital Advisers, L.P. and Cantor Fitzgerald & Co. dated March 28, 2014 is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

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Exhibit	Exhibit Name

(9)(a)	Form of Custody Agreement is incorporated herein by reference to Exhibit 99.6 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(9)(b)	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit (j)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.

(10)	Not applicable.

(11)(a)	Opinion and Consent of Venable LLP dated April 10, 2014 relating to the issuance of the New Notes — filed herewith.

(11)(b)	Opinion and Consent of Paul Hastings LLP dated April 10, 2014 relating to the enforceability of the New Notes — filed herewith.

(12)	Opinion and Consent of Paul Hastings LLP dated April 10, 2014 with respect to certain tax matters – filed herewith.

(13)(a)	Closed-End Services Agreement among the Registrant, Ultimus Fund Solutions, LLC and the other parties thereto dated November 15, 2013 is incorporated herein by reference to Exhibit (k)(1) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

(13)(b)	Form of Transfer Agency Agreement is incorporated herein by reference to Exhibit 99.3 of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 27, 2004.

(13)(c)	Credit Agreement among the Registrant, JPMorgan Chase Bank, N.A. and the several lenders from time to time parties thereto dated June 26, 2009 is incorporated herein by reference to Exhibit (k)(4) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(d)	Accession Agreement among Citibank, N.A., the Registrant, JP Morgan Chase Bank, N.A. and the lenders parties thereto dated July 1, 2009 is incorporated herein by reference to Exhibit (k)(5) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

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Exhibit	Exhibit Name

(13)(e)	Termination, Replacement and Restatement Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated June 11, 2010 is incorporated herein by reference to Exhibit (k)(6) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(f)	First Amendment Agreement to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated October 25, 2010 is incorporated herein by reference to Exhibit (k)(7) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(g)	Second Amendment Agreement to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated February 25, 2011 is incorporated herein by reference to Exhibit (k)(8) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(h)	Third Amendment Agreement to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J. P. Morgan Securities Inc., and the several banks from time to time parties thereto dated October 17, 2011 is incorporated herein by reference to Exhibit (k)(9) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on October 26, 2011.

(13)(i)	Fourth Amendment to Credit Agreement among the Registrant, JP Morgan Chase Bank, N.A., J.P. Morgan Securities Inc., and the several banks from time to time parties thereto dated April 13, 2012 is incorporated herein by reference to Exhibit (k)(11) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(13)(j)	Note Purchase Agreement for Series G Notes, Series H Notes, Series I Notes, Series J Notes, Series K Notes and Series L Notes dated June 19, 2008 is incorporated herein by reference to Exhibit (k)(5) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-151975 and 811-21593) as filed with the Securities and Exchange Commission on August 13, 2008.

(13)(k)	Note Purchase Agreement for Series M Notes and Series N Notes dated November 4, 2009 is incorporated herein by reference to Exhibit (k)(10) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(l)	Note Purchase Agreement for Series O Notes and Series P Notes dated May 7, 2010 is incorporated herein by reference to Exhibit (k)(11) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(m)	Note Purchase Agreement for Series Q Notes, Series R Notes, Series S Notes and Series T Notes dated November 9, 2010 is incorporated herein by reference to Exhibit (k)(12) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(13)(n)	Note Purchase Agreement for Series U Notes, Series V Notes and Series W Notes dated May 26, 2011 is incorporated herein by reference to Exhibit (k)(14) of Pre-3Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on December 9, 2011.

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Exhibit	Exhibit Name

(13)(o)	Note Purchase Agreement for Series X Notes, Series Y Notes, Series Z Notes, Series AA Notes, Series BB Notes and Series CC Notes dated May 3, 2012 is incorporated herein by reference to Exhibit (k)(17) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(13)(p)	Note Purchase Agreement for Series DD Notes, Series EE Notes, Series FF Notes and Series GG Notes dated April 16, 2013 is incorporated herein by reference to Exhibit (k)(18) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(13)(q)	Note Purchase Agreement for Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(19) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(13)(r)	Registration Rights Agreement relating to the Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(13)(s)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series D Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(13) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 5, 2011.

(13)(t)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(17) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(13)(u)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(13)(v)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(24) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(13)(w)	Credit Agreement among the Registrant, JPMorgan Chase Bank, N.A., and the several banks from time to time parties thereto dated March 5, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 7, 2013.

(13)(x)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as the Trustee under the Indenture of Trust dated August 22, 2013 is incorporated herein by reference to Exhibit (k)(27) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

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Exhibit	Exhibit Name

(13)(y)	Form of Series HH Floating Rate Senior Notes ($175 million aggregate principal amount) is incorporated herein by reference to Exhibit (13)(e) of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-192144 and 811-21593) as filed with the Securities and Exchange Commission on November 6, 2013.

(13)(z)	Credit Agreement between the Registrant and Sumitomo Mitsui Banking Corporation dated as of February 18, 2014 is incorporated herein by reference to Exhibit (k)(32) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(13)(a)(a)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as the Trustee under the Indenture — filed herewith.

(14)	Consent of Registrant’s independent auditors — filed herewith.

(15)	Omitted financial statements — none.

(16)	Powers of Attorney — filed herewith.

(17)(a)	Form of Letter of Transmittal — filed herewith.

(17)(b)	Form of Notice of Guaranteed Delivery — filed herewith.

(17)(c)	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees — filed herewith.

(17)(d)	Form of Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees — filed herewith.

(17)(e)	Form W-9 — filed herewith.

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